exhibit 10.1

KIP CR P1 LP

Amended and Restated

Limited Partnership Agreement

Dated as of

July 22, 2013

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Table of Contents

(continued)

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Table of Contents

(continued)

		Page

12.10	Counterparts	35
12.11	Third Party Beneficiaries	35
12.12	Limited Power of Attorney	35

SCHEDULES
Schedule I	–	Partnership Interest Schedule
Schedule II	–	Payoff Schedule Upon the Occurrence of a Liquidation Event

EXHIBITS
Exhibit A	–	Intellectual Property
Exhibit B	–	Conduct of the Business
Exhibit C	–	Duties of the General Partner
Exhibit D-1	–	Management Budget (No Event of Default)
Exhibit D-2		Management Budget (Event of Default)

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KIP CR P1 LP

Amended and Restated

Limited Partnership Agreement

This Amended and Restated Limited Partnership Agreement of KIP CR P1 LP (this “Agreement”) is entered into as of July 22, 2013 (the “Effective Date”), by and among KIP CR P1 GP LLC, a Delaware limited liability company, as the general partner (the “General Partner”), and the Persons set forth on Schedule I hereto (collectively, the “Limited Partners,” and together with the General Partner, the “Partners”).

RECITALS

A.           The General Partner and the Fortress Partner (as defined herein) formed KIP CR P1 LP, a Delaware limited partnership (the “Partnership”), on June 19, 2013 by filing the Certificate of Limited Partnership (the “Certificate”) with the office of the Secretary of State of the State of Delaware (the “Secretary”), and have entered into the Limited Partnership Agreement dated as of such date (the “Initial L.P. Agreement”).

B.           The Partners desire to enter into this Agreement to amend and restate the Initial L.P. Agreement in its entirety to reflect, inter alia, the admission of the additional Persons designated as Limited Partners on Schedule I hereto and the terms and provisions relating to the Partners’ ownership and the management of the Partnership.

ARTICLE I
GENERAL PROVISIONS

1.1	Definitions

For purposes of this Agreement, the following definitions apply:

“Act” means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time.

“Adjusted Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments: (a) credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of the Regulations. The foregoing definition of Adjusted Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently with such Regulations.

“advancement of expenses” has the meaning set forth in Section 9.2.

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“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Affiliate Sale” means a Transfer to Lender, an affiliate of Lender or an officer, director, employee, agent or other representative of Lender of (a) any of the Intellectual Property after an Event of Default or (b) the Partnership Interest of Borrower Partner after an Event of Default.

“Agreement” means this Amended and Restated Limited Partnership Agreement of KIP CR P1 LP, as may be amended from time to time.

“Bankruptcy Action” has the meaning set forth in Section 2.8(a)(xii).

“Borrower Partner” means Crossroads Systems, Inc., a Delaware corporation.

“Business” has the meaning set forth in Section 1.3(a).

“Capital Account” has the meaning set forth in Section 5.1.

“Capital Contribution” means, with respect to any Partner, the total amount of money and the initial Gross Asset Value of property other than money, if any, contributed to the Partnership by such Partner.

“Certificate” has the meaning set forth in the Recitals.

“Code” has the meaning set forth in Section 1.5.

“Confidential Information” has the meaning set forth in Section 7.1(d).

“Credit Agreement” means that certain Credit Agreement dated as of the Effective Date between Lender and Borrower Partner.

“Credit Agreement Documents” means any documents, instruments or agreements executed by the Partnership in connection with or pursuant to the Credit Agreement.

“Damages” has the meaning as set forth in Section 9.1.

“Default Budget” has the meaning set forth in Section 2.3(b).

“Depreciation” means, for each fiscal year or part thereof, an amount equal to the depreciation, amortization or other cost recovery deductions allowable for U.S. federal income tax purposes with respect to any of the Partnership property for such period, except that, if the Gross Asset Value of any property differs from its adjusted basis for U.S. federal income tax purposes during any period, Depreciation shall be an amount that bears the same ratio to such Gross Asset Value as the U.S. federal income tax depreciation, amortization or other cost recovery deduction for such period bears to such adjusted tax basis; provided, however, that, in the case of any asset that has an adjusted basis of zero for U.S. federal income tax purposes, depreciation, amortization or other cost recovery deductions shall be determined using any reasonable method permitted under Section 1.704-1(b)(2)(iv)(g)(3) of the Regulations.

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“Effective Date” means the date set forth in the preamble.

“Entity” means any general partnership, limited partnership, limited liability company, joint venture, trust, business trust, cooperative, association or any other organization that is not a natural person.

“Estimated Tax Amount” means, with respect to each Partner, an amount equal to (a) the sum of (i) the greater of the highest statutory marginal ordinary income tax rate for individuals or corporations for a given tax year plus (ii) the unearned income Medicare contribution tax rate under Code Section 1411 for a given year, multiplied by (b) the taxable income allocated to such Partner for such taxable year pursuant to Article IV.

“Event of Default” has the meaning set forth in Section 9 of the Credit Agreement.

“Fiscal Year” means the Fiscal Year of the Partnership, which shall be from November 1 to October 31, provided, that, notwithstanding the foregoing, the first Fiscal Year of the Partnership shall commence on the date of the filing of the Certificate and end on October 31, 2013, and the last Fiscal Year of the Partnership shall commence on the date immediately following the end of the most recent previous Fiscal Year and shall end on the date on which the Partnership is dissolved and wound up in accordance with Article VIII.

“Fortress Partner” means CF DB EZ LLC, a Delaware limited liability company.

“Funding Date” has the meaning set forth in Section 1 of the Credit Agreement.

“General Partner” has the meaning set forth in the Preamble.

“General Partner Interest” means the General Partner Interest issued by the Partnership having the rights, preferences and privileges set forth in this Agreement and issued to the General Partner listed on Schedule I.

“Gross Asset Value” means, with respect to any Partnership asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a)          The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the contributing Partner and the General Partner;

(b)          In order to preserve the economic interest of each Partner in the Partnership, the General Partner may, in its sole discretion, adjust the Gross Asset Values of all Partnership assets to equal their respective gross fair market values, as determined by the General Partner immediately prior to the following times: (i) the acquisition of additional Interest in the Partnership by any new or existing Partner for more than a de minimis amount of cash or other property; (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for all or a portion of the Partner’s Interest; (iii) the withdrawal of a Partner; or (iv) the liquidation of the Partnership;

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(c)          The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or 743(b), but only to the extent that such adjustments are taken into account in determining capital accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this item (c) to the extent an adjustment is made at that time pursuant to item (a) or (b) of this definition; and

(d)          The Gross Asset Value of any Partnership asset distributed in kind to any Partner pursuant to Section 6.5 shall be adjusted to equal its gross fair market value, as determined by the General Partner on the date of distribution.

“Guaranty” means that certain Security and Guaranty Agreement dated as of the Effective Date between Lender and the Partnership.

“Indemnified Parties” has the meaning set forth in Section 9.1.

“Initial L.P. Agreement” has the meaning set forth in the Recitals.

“Intellectual Property” means the intellectual property of the Partnership as set forth on Exhibit A.

“Interest” means collectively, the Limited Partner Interest, the General Partner Interest, and the Profits Interest set forth opposite each Partner’s name on Schedule I.

“Lender” has the meaning set forth in the Credit Agreement.

“Limited Partner Interest” means the Limited Partner Interest issued by the Partnership having the rights, preferences and privileges set forth in this Agreement and issued to the Limited Partners listed on Schedule I.

“Limited Partners” and “Limited Partner” has the meaning set forth in the preamble.

“Liquidation Event” means the Transfer, in an arms-length transaction pursuant to a commercially reasonable secured party sale conducted in accordance with applicable law, of (a) any of the Intellectual Property after an Event of Default or (b) the Partnership Interest of Borrower Partner after an Event of Default. For the avoidance of doubt, a Liquidation Event shall not include an Affiliate Sale, but if either the Intellectual Property or the Partnership Interest of Borrower Partner is Transferred in an Affiliate Sale after an Event of Default, then the next Transfer of such Collateral (as defined under the Credit Agreement) that is not an Affiliate Sale shall constitute a Liquidation Event.

“Liquidator” has the meaning as set forth in Section 8.5(a).

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“Loan Amount” means the aggregate principal amount of Term Loans made by Lender to Borrower Partner pursuant to the Credit Agreement.

“Loan Documents” has the meaning as set forth in the Credit Agreement.

“Loan Payoff Date” means the date of the full satisfaction of Borrower Partner’s Obligations under the Credit Agreement, so long as such satisfaction does not arise out of a Liquidation Event.

“Monetization Call Option” means Borrower Partner’s option, upon the full satisfaction of Borrower Partner’s Obligations under the Credit Agreement, other than satisfaction subsequent to an Event of Default, to purchase Fortress Partner’s Payoff Monetization Right, the General Partner Interest, the Fortress Limited Partner Interest and the Profits Interest at any time prior to the third anniversary of the Loan Payoff Date. For the avoidance of doubt, the Monetization Call Option terminates automatically upon the occurrence of a Liquidation Event.

“Monetization Call Option Exercise Price” means the exercise price of the Monetization Call Option which shall be an amount equal to: the sum of (a) 20% of the Loan Amount; (b) the amount of Fortress Partner’s Unreturned Capital; and (c) the amount of General Partner’s Unreturned Capital (payable to General Partner).

“Monetization Event” means (a) the merger, combination or consolidation of Borrower Partner with or into any Person or the sale of all or substantially all of Borrower Partner’s assets, product lines or capital stock or other evidence of beneficial ownership of Borrower Partner, other than pursuant to a Liquidation Event; (b) the Transfer of any Intellectual Property, other than pursuant to a Liquidation Event; or (c) the assertion of any rights related to the Intellectual Property, or the granting of a license to use the Intellectual Property to a Person other than Borrower Partner, with any one or more of the actions in clauses (a), (b) or (c) occurring at any time after the Effective Date and no later than three (3) years after the Loan Payoff Date. For clarification purposes, the sale of the ‘972 Patents (as defined in the Credit Agreement) to Lender or its Affiliate will not constitute a Monetization Event.

“Net Cash Flow From Liquidation Events” means:

(a)          The gross proceeds received by the Partnership, the Lender or any Affiliate of the Lender or the General Partner in connection with any Liquidation Event; less

(b)          The sum of (i) all costs and expenses incurred by the Partnership in the transaction, transactions, event or events giving rise to the gross proceeds referenced above; (ii) all indebtedness, obligations and liabilities of the Partnership that the Partnership is obligated or elects to fund out of available cash, including under the Guaranty; and (iii) the amounts, if any, that the General Partner elects, in its sole discretion exercised in good faith, to set aside in reserve.

For purposes of this definition, the term “Partnership” shall include the Partnership and all of its subsidiaries that it controls. Any revenues received and expenses incurred by the Partnership in connection with the operation of the Partnership or any Monetization Event, and taken into account in computing Net Cash Flow From Operations or Net Cash Flow From Monetization Events, respectively, shall not be included in computing Net Cash Flow From Liquidation Events.

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“Net Cash Flow From Monetization Events” means:

(a)          The gross proceeds received by the Partnership in connection with a Monetization Event; less

(b)          (i) The sum of all costs and expenses incurred by the Partnership in the transaction, transactions, event, or events (including, without limitation, costs and expenses related to litigation) giving rise to the gross proceeds referenced above; (ii) all indebtedness, obligations and liabilities of the Partnership that the Partnership is obligated or elects to fund out of available cash, including under the Guaranty; and (iii) the amounts, if any, that the General Partner elects, in its commercially reasonable discretion exercised in good faith (but in any event not in excess of $50,000 in the aggregate), to set aside in reserve.

For purposes of this definition, the term “Partnership” shall include the Partnership and all of its subsidiaries that it controls. Any revenues received and expenses incurred by the Partnership in connection with the operation of the Partnership or any Liquidation Event, and taken into account in computing Net Cash Flow From Operations or Net Cash Flow From Liquidation Events, respectively, shall not be included in computing Net Cash Flow From Monetization Event.

“Net Cash Flow From Operations” means, with respect to each calendar quarter:

(a)          The sum of:

(i)          All cash received by the Partnership during such calendar quarter, other than cash from Capital Contributions from the Partners, loan proceeds, Net Cash Flow From Liquidation Events and Net Cash Flow From Monetization Events and

(ii)         All amounts that the General Partner releases during such calendar quarter from reserves because the General Partner has determined that such amounts are no longer required to be held in the reserves;

(b)          Reduced (to not less than zero) by:

(i)          All cash payments made by the Partnership during such calendar quarter to cover its liabilities, obligations, and expenses (including all fees, compensation and reimbursements paid to the General Partner and its Affiliates under this Agreement, other than the promotional interest represented by the Profits Interest); provided, however, that the Partnership shall exclude from such cash payments any amounts paid in connection with, and taken into account in computing, the Partnership’s Net Cash Flow From Liquidation Events and Net Cash Flow From Monetization Events and

(ii)         All cash that the General Partner elects, in its sole discretion exercised in good faith, to set aside as reserves.

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For purposes of this definition, the term “Partnership” shall include the Partnership and all of its subsidiaries that it controls. Any revenues received and expenses incurred by the Partnership in connection with any Liquidation Event or Monetization Event, and taken into account in computing Net Cash Flow From Liquidation Events or Net Cash Flow From Monetization Events, respectively, shall not be included in computing Net Cash Flow From Operations.

“Net Income” and “Net Loss” mean, for each Fiscal Year or other period, an amount equal to the Partnership’s taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

(a)          Any income of the Partnership that is exempt from federal income tax shall be added to such taxable income or loss;

(b)          Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i) shall be subtracted from such taxable income or loss;

(c)          If the Gross Asset Value of any Partnership asset is adjusted upon the occurrence of certain events as provided in this Agreement, the amount of such adjustment shall be treated as gain or loss arising from the disposition of such asset for purposes of computing Net Income or Net Loss and adjusting the balance of each Partner’s Capital Account;

(d)          Gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of the asset differs from its Gross Asset Value;

(e)          In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with the definition of Depreciation;

(f)          To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Section 743(b) is required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Partner’s interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income and Net Loss; and

(g)          Notwithstanding any other provision herein, any items of income, gain, loss or deduction specially allocated pursuant to Sections 5.4 and 5.5 shall not be taken into account in computing Net Income or Net Loss.

“Non-Default Budget” has the meaning set forth in Section 2.3(b).

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“Obligations” has the meaning set forth in the Credit Agreement.

“Partner” means each of the Limited Partners and the General Partner.

“Partially Adjusted Capital Account” means, with respect to any Partner and any Partnership Fiscal Year, the Capital Account of such Partner at the beginning of such Fiscal Year, adjusted for all contributions and distributions during such year and all special allocations pursuant to Sections 5.3 and 5.4 with respect to such Fiscal Year before giving effect to any allocations of Net Income or Net Loss for such Fiscal Year pursuant to Section 5.2.

“Partner Minimum Gain” means the same as “partner minimum gain” as set forth in Treasury Regulations Sections 1.704-2(i)(4).

“Partner Nonrecourse Deductions” has the meaning of “partner nonrecourse deductions” as set forth in Treasury Regulations Section 1.704-2(i)(2).

“Partnership Minimum Gain” means the same as “partnership minimum gain” as set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

“Partnership” has the meaning set forth in the Recitals.

“Patents” means the patent applications and patents set forth on Exhibit A.

“Payoff Monetization Right” means Fortress Partner’s right, upon the full satisfaction of Borrower Partner’s Obligations under the Credit Agreement, to 20.0% of the Net Cash Flow From Monetization Events.

“Percentage Interest” means, with respect to a Limited Partner as of a given date, that percentage obtained by dividing the Limited Partner Interest owned by such Limited Partner by the total Limited Partner Interest issued and outstanding.

“Person” means any natural person, partnership (whether general or limited), trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity, in each case, whether domestic or foreign, a limited liability company, or any other legal entity.

“Pledge and Security Agreement (SPE)” has the meaning set forth in the Credit Agreement.

“Profits Interest” means the Profits Interest issued by the Partnership having the rights, preferences and privileges set forth in this Agreement and issued as set forth in Schedule I. For the avoidance of doubt, a Profits Interest shall not constitute a Limited Partner Interest or a General Partner Interest and the holder of Profits Interest shall not, solely by virtue of such holding, be a Partner of the Partnership or have any rights with respect to the Partnership other than the right to receive the allocation of net proceeds described in Schedule II.

“Profits Interest Partner” means the General Partner.

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“Regulations” means the Income Tax and Administrative Procedure Regulations promulgated under the Code, as amended from time to time.

“Secretary” has the meaning set forth in the Recitals.

“Target Capital Account” means, with respect to any Partner and any Fiscal Year, an amount equal to the hypothetical distribution such Partner would receive computed immediately prior to the hypothetical sale described in the succeeding sentence. The hypothetical distribution a Partner would receive is equal to the amount that would be received by such Partner if all Partnership assets were sold for cash equal to their fair market value, as determined by the General Partner as of the date of hypothetical sale, all Partnership liabilities were satisfied to the extent required by their terms, and the net assets of the Partnership were distributed in full to the Partners pursuant to Section 8.5, all as of the last day of such year.

“Term Loan” has the meaning set forth in the Credit Agreement.

“TMP” means the Person so designated in Section 11.6.

“Transfer” or derivatives thereof, means any disposition of all or any interest in the Partnership or the Intellectual Property, including, without limitation, by any conveyance, disposition, sale, exchange, transfer, assignment, hypothecation, pledge or gift. Such term shall also include the establishment of ownership in joint tenancies of any description.

“Unreturned Capital” means, with respect to a Partner, such Partner’s aggregate Capital Contribution reduced, but not below zero, by distributions to such Partner pursuant to Section 6.1(b)(i).

“Winding Up Year” means the U.S. taxable year of the Partnership in which all its assets are disposed of, or the Partnership liquidates (whichever occurs first), and the immediately preceding taxable year if the disposition or liquidation occurs prior to the due date (without regard to extensions) for filing the Partnership’s federal income tax return for the year immediately preceding the year of disposition or liquidation.

1.2	Organization

The Partnership was organized as a Delaware limited partnership on June 19, 2013, by the filing of the Certificate with the Secretary under and pursuant to the Act. The General Partner shall file or cause to be filed all such other articles, certificates, notices, statements or other instruments required by law for the formation and continued operation of the Partnership as a limited partnership. The registered office of the Partnership in the State of Delaware is located at 1675 South State Street, Suite B, Dover, Delaware, 19901. The registered agent of the Partnership to accept service of process is Capitol Services, Inc. The General Partner shall deliver a copy of the Certificate and any amendment thereto to any Limited Partner who so requests.

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1.3	Purposes and Powers

(a)          The purpose of the Partnership is to acquire, own, hold and maintain the Intellectual Property together with only those activities as may be necessary or useful in connection with the ownership and maintenance of the Intellectual Property, including, if necessary or advisable, the sale or liquidation of the Intellectual Property, the prosecution and enforcement of the Intellectual Property rights, and the granting of licenses in the Intellectual Property, all in accordance with the terms of this Agreement, and the execution and delivery of guaranties, security agreements and such other documents and instruments as are required pursuant to the terms of the Credit Agreement (the “Business”). The Partnership shall not engage in any business, and it shall have no purpose, unrelated to the Business and shall not acquire any real or personal property or own assets other than those related to the Intellectual Property or otherwise in furtherance of the limited purpose of the Partnership.

(b)          For so long as a Lien arising under the Credit Agreement, except for Permitted Liens (each as defined in the Credit Agreement), exists on any portion of the Intellectual Property, the Partnership shall conduct its affairs in accordance with Exhibit B and shall not amend such Exhibit B without Lender’s consent.

1.4	Principal Place of Business

The principal office of the Partnership shall be 1345 Avenue of the Americas, 46th Floor, New York, NY 10105 or such location as the General Partner may designate from time to time. The General Partner may change the principal office or place of business of the Partnership at any time and may cause the Partnership to establish other offices or places of business in various jurisdictions and appoint agents for service of process in such jurisdictions.

1.5	Fiscal Year

The fiscal year of the Partnership shall be from November 1 to October 31 of each year or such other fiscal year as may be designated by the General Partner and approved by the Borrower Partner or required under the Internal Revenue Code of 1986, as amended (the “Code”).

1.6	Qualification in Other Jurisdictions

The General Partner shall cause the Partnership to be qualified or registered under applicable laws of any jurisdiction in which the Partnership transacts business and shall be authorized to execute, deliver and file any certificates and documents necessary to effect such qualification or registration, including without limitation, the appointment of agents for service of process in such jurisdictions.

1.7	Partners’ Names and Addresses

The name and addresses of the Persons admitted as Partners are set forth on Schedule I. If a Partner changes its name or address or Transfers part or all of its Interest subject to the restrictions on Transfer contained in this Agreement, the Partner shall promptly notify the General Partner of such change.

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ARTICLE II
MANAGEMENT; GENERAL PARTNER

2.1	Management

(a)          Except as expressly limited herein, including, without limitation, pursuant to Section 2.1(b) and Section 2.8, the right and power to manage, control and conduct the business and affairs of the Partnership shall be vested solely and exclusively in the General Partner without any obligation (express or implied) to obtain the approval of any Partner with respect to any action taken by the General Partner on behalf of or with respect to the Partnership; provided, however, that the General Partner shall provide prompt written notice to all Partners of all actions taken by the General Partner on behalf of or with respect to the Partnership. The General Partner shall have the rights, authority and powers of a general partner with respect to the business and assets of the Partnership under the Act, and no Persons dealing with the Partnership shall be required to inquire into (and such Persons may be entitled, without investigation, to rely upon) the authority of the General Partner to take any action or enter into any agreement or arrangement on behalf of, or with respect to, the Partnership. Without limiting the foregoing, the General Partner shall have the authority to execute any instruments, documents, agreements, contracts and other undertakings on behalf and in the name of the Partnership done in accordance with the terms of this Agreement.

(b)          Notwithstanding anything else contained in this Agreement, prior to the occurrence of a Liquidation Event, the Borrower Partner shall, with the consent of the General Partner, have the authority to undertake or cause to be taken any activities which protect, maintain or enhance, or cause to be taken the protection, maintenance or enhancement of, the Intellectual Property, including, without limitation, (i) activities related to the prosecution of any patents included in the Intellectual Property; (ii) activities related to the assertion of any rights related to the Intellectual Property, including without limitation, the initiation, pursuit, management and settlement of any litigation; and (iii) enter into or grant licenses or covenants not to sue related to any Intellectual Property

2.2	Appointment/Removal/Resignation of General Partner

The Limited Partners, acting by unanimous consent, shall have the right to remove the General Partner at any time with or without cause and appoint a successor General Partner to act as the general partner of the Partnership. The General Partner may resign at any time by delivering no less than 60 days prior written notice to the Limited Partners. Any such resignation will be effective upon delivery thereof unless the notice of resignation specifies a later effective date.

2.3	Compensation; Reimbursement

(a)          In compensation for rendering the services set forth on Exhibit C, the Partnership has issued to the General Partner Profits Interest as set forth on Schedule I.

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(b)          Borrower Partner shall reimburse the General Partner for any reasonable out-of-pocket expenses incurred in connection with its actions as the General Partner. Notwithstanding the foregoing, the General Partner shall have no obligation to pay any expenses of the Partnership out its own funds or to utilize its own funds in connection with its management of the Partnership. It is the expectation of the Partners that expenses of the General Partner in connection with the management of the Partnership from the Effective Date of the Loan Documents through the later of (i) the Maturity Date of Term Loan A or (ii) the Maturity Date of Term Loan B (as such terms are defined in the Loan Documents) (A) prior to the occurrence and continuation of an Event of Default, will be as set forth on Exhibit D-1 (the “Non-Default Budget”) and (B) subsequent to the occurrence and during the continuation of an Event of Default, will be as set forth in Exhibit D-2 (the “Default Budget”). The General Partner shall not incur obligations in excess of 120% of either the Non-Default Budget or the Default Budget, as applicable, without the prior written consent of Borrower Partner; provided, however, that in the event the actual fees set forth on either Exhibit D-1 or Exhibit D-2 increase, the Non-Default Budget or Default Budget, as applicable, will automatically increase dollar for dollar without the prior written consent of Borrower Partner; provided further, that any out-of-pocket expenses incurred by the General Partner upon the occurrence of a Liquidation Event or a Monetization Event shall not be subject to the Default Budget and shall be reimbursed as contemplated in the definition of “Net Cash From Liquidation Events” and “Net Cash From Monetization Events,” as the case may be. All debts and liabilities to and contracts or agreements with any Person incurred or entered into by the General Partner in the management or conduct of the operations of the Partnership shall be the debt and liability of, and be binding upon, the Partnership.

(c)          The Partnership shall reimburse Borrower Partner for any reasonable costs and expenses incurred by Borrower Partner on behalf of the Partnership pursuant to or related to the activities set forth in Section 2.1(b).

2.4	Specific Rights and Duties

(a)          Subject to the authority granted to Borrower Partner in Section 2.1(b) and the restrictions set forth in Section 2.8, the management of the Partnership is vested in the General Partner who may, without the consent of any Partner (except to the extent required in Section 2.8), control the day-to-day business and affairs of the Partnership in all respects, including, but not limited to, taking the actions set forth on Exhibit C. Except as provided in Section 2.1(b) and in Section 2.8, the General Partner shall be specifically authorized to execute authorized instruments, documents, agreements, contracts and other undertakings on behalf and in the name of the Partnership, and parties dealing with the Partnership shall be entitled to rely upon the authority of the General Partner to execute such documents on behalf of the Partnership.

(b)          In addition to the foregoing, the General Partner shall have full power and authority, at the expense of the Partnership, to maintain, enforce, license and sell or liquidate any of the Intellectual Property as listed on Exhibit A pursuant to a Liquidation Event.

(c)          If either the Intellectual Property or the Partnership Interest of Borrower Partner is Transferred in an Affiliate Sale after an Event of Default, in connection with and as a condition to any such Transfer, the General Partner and the Fortress Partner will agree, and will cause the transferee (and any subsequent transferee in a subsequent Transfer that is an Affiliate Sale) to agree, that (i) upon any subsequent licensing or Transfer, the Borrower Partner shall receive the amount to which the Borrower Partner would be entitled under this Agreement and (ii) after such Affiliate Sale, the Borrower Partner shall be entitled to the same information concerning the Intellectual Property or Partnership Interest and any subsequent licensing or Transfer by any Affiliate of the General Partner to which the Borrower Partner would be entitled under this Agreement.

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2.5	Reliance by Third Parties

Notwithstanding any other provision of this Agreement:

(a)          Any contract, instrument, or act of the General Partner in which the General Partner rightfully acts on behalf of the Partnership shall be conclusive evidence in favor of any third party dealing with the Partnership that the General Partner has the authority, power, and right to execute and deliver such contract or instrument and to take such act on behalf of the Partnership; and

(b)          Any contract, instrument, or act of any manager (or authorized officer) of the General Partner on behalf of the General Partner in any matter in which the General Partner rightfully acts on behalf of the Partnership shall be conclusive evidence in favor of any third party dealing with the Partnership that such managing member (or authorized officer) of the General Partner has the authority, power, and right to execute and deliver such contract or instrument and to take such act on behalf of the General Partner.

2.6	Delegation of Duties

Subject to the provisions of this Agreement and applicable law, the General Partner may delegate any of the powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the Partnership’s business, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve; provided, however, that this Section 2.6 shall not relieve the General Partner from any fiduciary duties it may owe.

2.7	Limitation of Liability of the General Partner

Except as otherwise provided in the Act, the General Partner shall not be obligated personally for any debt, obligation or liability of the Partnership or of any other Partner, whether arising in contract, tort or otherwise, solely by reason of being a General Partner. Except as otherwise provided in the Act, by law or expressly in this Agreement, in its capacity as a Partner of the Partnership neither the General Partner nor the Borrower Partner shall have any fiduciary or other duty to another Partner with respect to the business and affairs of the Partnership, and neither shall be liable to the Partnership or any other Partner for acting in good faith reliance upon the provisions of this Agreement, or for breach of any fiduciary or other duty that does not involve (a) acts or omissions not in good faith or which involve fraud, willful misconduct or a willful violation of law or (b) gross negligence or a willful disregard of its duties under the terms of this Agreement; in each case as determined by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected). The failure of the Partnership to observe any formalities or requirements relating to the exercise of its powers or the management of its business or affairs under this Agreement or the Act shall not be grounds for making the General Partner responsible for any liability of the Partnership.

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2.8	Actions Requiring Approval of the Limited Partners

(a)          Notwithstanding anything to the contrary in this Agreement, the General Partner on behalf of the Partnership shall not take, and shall cause the Partnership to not take, any of the following actions directly or indirectly (or to enter into any agreements to do any of the same) with respect to the General Partner or the Partnership without the unanimous prior written consent of the Limited Partners:

(i)          Amend this Agreement or the Certificate, except as permitted in Section 12.2, or waive any provision of this Agreement in whole or in part, except as permitted in Section 12.9;

(ii)         Take any action that reasonably would be expected to result in a change in the nature of the Partnership’s business other than actions taken in connection with a Liquidation Event;

(iii)        Except as permitted in Section 7.2(b) or 7.1(a), take any action related to the licensing, enforcement or Transfer of or with respect to the Intellectual Property or the Partnership Interest of Borrower Partner, respectively, including any action resulting in, or that could result in, the loss of any or all rights, title and interest in any of the Intellectual Property or the Partnership Interest of Borrower Partner by Borrower Partner;

(iv)        Merge, combine or consolidate the Partnership with or into any Entity;

(v)         Acquire all or substantially all of the assets of, or any stock or other evidence of beneficial ownership of, an Affiliate or other Person or Entity;

(vi)        Convert the Partnership from its existing form of Entity to another form of Entity;

(vii)       Make or revoke any tax election by or on behalf of the Partnership (subject to Section 11.6); file any tax return or tax report on behalf of the Partnership; adopt significant accounting policies; and terminate any existing independent auditor or appoint a new independent auditor of the Partnership that is not the same as Borrower Partner’s auditor;

(viii)      Make any loans to any Partner or to an Affiliate of any Partner or enter into any transaction with an Affiliate of the General Partner;

(ix)        Dissolve, wind-up or liquidate the Partnership;

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(x)          Have on its books any indebtedness or incur any liability other than (i) unsecured debts and liabilities for trade payables and accrued expenses incurred in the ordinary course of business pursuant to Section 2.3(b); provided, that the Partnership shall ensure that all such unsecured indebtedness or liabilities (A) are in amounts that are normal and reasonable under the circumstances, but in no event exceed one percent (1%) of the Loan Amount outstanding at any given time and (B) are not evidenced by a note and are paid when due, but in no event more than 30 days from the date that such indebtedness or liabilities are incurred; (ii) obligations to Borrower Partner pursuant to Section 2.3(c); and (iii) obligations under the Loan Documents. No indebtedness other than the obligations under the Loan Documents shall be secured (senior, subordinated or pari passu) by the Intellectual Property;

(xi)         Make any capital calls or issue or cause the Partnership to issue (i) any additional Interests in the Partnership or any class or character whatsoever or (ii) any warrants, options, purchase rights, subscription rights, conversion rights, exchange rights, other contracts or commitments or other rights to acquire any securities of any of the Partnership;

(xii)        Take any of the following actions (collectively a “Bankruptcy Action”):

(A)         Institute proceedings to be adjudicated bankrupt or insolvent;

(B)         Consent to the institution of bankruptcy or insolvency proceedings against it;

(C)         File a petition seeking, or consenting to, reorganization or relief under any applicable federal or state law relating to bankruptcy;

(D)         Consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Partnership or a substantial part of its property;

(E)         Make any assignment for the benefit of creditors;

(F)         Admit in writing its inability to pay its debts generally as they become due or declare or effect a moratorium on its debts; or

(G)         Take any action in furtherance of any such action in Section 2.8(xii)(A) through (F), with respect to any Person.

(xiii)       Amend any Credit Agreement Documents, waive any rights under any Credit Agreement Documents, take or fail to take any actions that could result in the Event of Default under the Credit Agreement or any Loan Documents, or take any other actions under any Credit Agreement Documents that could result in a Liquidation Event prior to the occurrence of an Event of Default.

(b)          A Bankruptcy Action by or against any Partner shall not cause such Partner to cease to be a partner of the Partnership, and upon the occurrence of such an event, the Partnership shall continue without dissolution. Additionally, to the fullest extent permitted by law, if any Partner ceases to be a partner of the Partnership, such event shall not terminate the Partnership and the Partnership shall continue without dissolution.

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(c)          For purposes of clarification, the Partners agree that no Partner may take any action, or cause the Partnership to take any action, that could result, directly or indirectly, in a Liquidation Event prior to the occurrence of an Event of Default. In no event will the Partnership license or Transfer any of the Intellectual Property other than (i) pursuant to a Liquidation Event or (ii) pursuant to a Monetization Event. In no event will the Partners consent to the Transfer of any Partnership Interest other than (i) pursuant to a Liquidation Event or (ii) pursuant to Borrower’s exercise of, and satisfaction of all conditions precedent to the Monetization Call Option.

ARTICLE III
LIMITED PARTNERS

3.1	No Participation in Management

Other than as provided in Section 2.1(b) or with respect to matters for which a Limited Partner’s consent is required pursuant to Section 2.8, no Limited Partner shall take part in the management or control of the Partnership’s activities, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. Other than as provided in Section 2.1(b), no Limited Partner or any Affiliate of a Limited Partner shall, by virtue of such Limited Partner’s status as a Limited Partner or by virtue of any provision contained in this Agreement, have the right to act as an employee or agent of, or independent contractor to, or perform any services for, the Partnership. No Limited Partner shall have any power or authority with respect to the Partnership, except as required in the Act and as provided in Section 2.1 or insofar as the consent of the Limited Partners shall be expressly provided for in this Agreement. The exercise of any of the rights and powers of the Limited Partners pursuant to the Act or the terms of this Agreement shall not be deemed taking part in the day-to-day affairs of the Partnership or the exercise of control over the business or affairs of the Partnership. In exercising its rights as a Limited Partner hereunder, no Limited Partner shall owe any duties, fiduciary or otherwise to any other Limited Partner or the Partnership and each Limited Partner may exercise its rights in its own self-interest.

3.2	Action By Limited Partners

(a)          No annual meeting of Limited Partners is required to be held. Any action required or permitted to be taken at any meeting of Limited Partners may be taken without a meeting if one or more written consents to such action shall be signed by the Limited Partners holding the amount of Interest required to approve the action being taken. Such written consents shall be delivered to the General Partner at the principal office of the Partnership and, unless otherwise specified, shall be effective when Limited Partner consents sufficient to approve or take the action have been so delivered.

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(b)          The General Partner or any Limited Partner may call a meeting of the Limited Partners to consider and act upon any actions of the Partnership requiring consent of the Limited Partners. The attendance at such meeting of Limited Partners holding all of the Limited Partner Interests shall constitute a quorum. The affirmative vote of Limited Partners holding the specified portion of the Limited Partner Interests required by this Agreement at a meeting at which a quorum is present shall be the act of the Limited Partners. The Partner calling the meeting may designate any place located in the state of the Partnership’s principal office as the location for the meeting. If no designation is made the place of the meeting shall be the principal office of the Partnership. The Partners may participate in a meeting of the Partners by, or conduct the meeting through the use of, any means of communication by which all the Partners participating in the meeting can hear one another during the meeting. Participation by such means shall constitute presence in person at a meeting.

(c)          Partnership actions may be approved by the Partners prospectively or ratified retrospectively.

3.3	Limitation of Liability of Limited Partners

Except as otherwise provided in the Act, no Limited Partner shall be obligated personally for any debt, obligation or liability of the Partnership or of any other Partner, whether arising in contract, tort or otherwise, solely by reason of being a Partner of the Partnership. Except as otherwise provided in the Act, by law or expressly in this Agreement, no Limited Partner shall have any fiduciary or other duty to another Partner with respect to the business and affairs of the Partnership, and no Limited Partner shall be liable to the Partnership or any other Partner for acting in good faith reliance upon the provisions of this Agreement, or for breach of any fiduciary or other duty that does not involve (a) acts or omissions not in good faith or which involve fraud, willful misconduct or a willful violation of law or (b) gross negligence or a willful disregard of its duties under the terms of this Agreement; in each case as determined by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected). No Limited Partner shall have any responsibility to restore any negative balance in its Capital Account (as defined in Section 5.1) or to contribute to or in respect of the liabilities or obligations of the Partnership or return distributions made by the Partnership except as required by the Act or other applicable law. The failure of the Partnership to observe any formalities or requirements relating to the exercise of its powers or the management of its business or affairs under this Agreement or the Act shall not be grounds for making its Limited Partners responsible for any liability of the Partnership.

3.4	Specific Rights and Limitations

(a)          Unless specifically authorized by the General Partner or this Agreement, no Limited Partner shall be an agent of the Partnership or have any right, power or authority to act for or to bind the Partnership or to undertake or assume any obligation or responsibility of the Partnership or of any other Partner.

(b)          A Limited Partner shall have the right to approve certain actions to be taken by the Partnership as set forth in Section 2.8.

(c)          A Limited Partner shall have the right to withdraw from the Partnership as set forth in Section 7.1 and upon payment by Borrower Partner of the Monetization Call Option Exercise Price.

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ARTICLE IV
CAPITAL CONTRIBUTIONS

4.1	Capital Contributions

(a)          On the first Funding Date, each Partner is obligated to make such Partner’s Capital Contribution as set forth on Schedule I. No Partner shall (i) be entitled or required to make additional contributions to the capital of the Partnership; (ii) be paid interest on any Capital Contribution; (iii) have the right to withdraw, or receive any return of, its Capital Contribution, except as may be specifically provided herein; (iv) have priority over any other Partner, either as to the return of the Capital Contribution or as to Net Income, Net Loss or distributions, except as otherwise specifically provided herein; or (v) have any personal liability for the repayment of the Capital Contributions of any Partner.

(b)          The Partners intend that the issuance of Profits Interest shall constitute the nontaxable issuance of a profits interest in the Partnership in accordance with IRS Revenue Procedures 93-27 and 2001-43. Notwithstanding any provision of this Agreement to the contrary, any Partner issued Profits Interest shall have an initial Capital Account of zero with respect to such Profits Interest and shall not be required to make, or be considered to have made, any initial Capital Contribution to the Partnership with respect to such Profits Interest.

4.2	General

The Partnership hereby elects that the Partnership interest of any Partner in the Partnership be a “security” as defined in and governed by Article 8 of the Uniform Commercial Code in effect in any applicable jurisdiction.

4.3	Certification of Partnership Interest

The General Partner has the authority to authorize or approve the issuance of Partnership Interests in accordance with the terms of this Agreement and all such Partnership Interests so authorized shall be represented by a separate certificate.

Certificates representing Partnership Interest shall be signed, either manually or by facsimile, by the General Partner. The Partnership Interest certificates shall bear legends which read substantially as follows:

THE PARTNERSHIP INTEREST REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT EFFECTIVE REGISTRATIONS THEREUNDER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE PARTNERSHIP AND ITS COUNSEL, THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

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THE PARTNERSHIP INTEREST REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE PARTNERSHIP AGREEMENT OF THE PARTNERSHIP, A COPY OF WHICH IS ON FILE WITH THE PARTNERSHIP.

ARTICLE V
CAPITAL ACCOUNTS; ALLOCATIONS

5.1	Capital Accounts

There shall be established for each Partner on the books of the Partnership, a “Capital Account,” which shall be maintained and adjusted as provided in this Section 5.1:

(a)          the Capital Account of a Partner shall be credited by (i) the Capital Contribution of such Partner; (ii) allocations to such Partner of Net Income; (iii) any items in the nature of income or gain that are specially allocated to such Partner pursuant to Sections 5.2, 5.3, 5.4 and 5.5; and (iv) the amount of any Partnership liabilities assumed by such Partner or that are secured by any Partnership property distributed to such Partner.

(b)          The Capital Account of a Partner shall be debited by (i) the amount of cash and the Gross Asset Value of any property (other than cash) distributed to such Partner by the Partnership; (ii) allocations to such Partner of Net Loss; (iii) any items of deductions or losses that are specially allocated to such Partner pursuant to Sections 5.2, 5.3, 5.4 and 5.5; and (iv) the amount of any liabilities of such Partner assumed by the Partnership or that are secured by property contributed to the Partnership by such Partner.

(c)          If the General Partner elects to adjust the Gross Asset Value of Partnership property upon the occurrence of certain events as permitted by this Agreement, the Partnership shall adjust the Capital Accounts of each of the Partners to reflect such revaluation on the Partnership’s books. The Capital Accounts shall be adjusted to reflect the manner in which the unrealized income, gain, loss or deduction inherent in such property would be allocated among the Partners pursuant to the terms of this Agreement if there were a taxable disposition of such property for such Gross Asset Value on the date of revaluation. Furthermore, the Partners, in a manner consistent with Treasury Regulations Section 1.704-1(b)(2)(iv)(g), shall adjust the Capital Accounts as necessary to reflect any items of Net Income or Net Loss that are computed based on the Gross Asset Value of Partnership property.

If an Interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

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5.2	Allocation of Net Income and Net Loss

(a)          After giving effect to the limitation contained in Section 5.3 and the special allocations made pursuant to Sections 5.4 and 5.5, Net Income or Net Loss for any Fiscal Year or other relevant period other than the Winding Up Year shall be allocated among the Partners so as to reduce, proportionately, the differences between their respective Target Capital Accounts and their respective Partially Adjusted Capital Accounts for such Fiscal Year or other period.

(b)          In the Winding Up Year, items comprising Net Income and Net Loss shall be allocated among the Partners so as to make the Partially Adjusted Capital Accounts of the Partners equal their respective Target Capital Accounts.

5.3	Loss Limitation

Notwithstanding the allocation of Net Loss pursuant to Section 5.2, the amount of Net Loss allocated to any Partner shall not exceed the maximum amount of Net Loss that can be so allocated without causing any Partner to have an Adjusted Deficit at the end of any Fiscal Year. If some but not all of the Partners would have Adjusted Deficits as a consequence of an allocation of Net Loss pursuant to Section 5.2, the limitation set forth in this Section 5.3 shall be applied on a Partner-by-Partner basis so as to allocate the maximum permissible Net Loss to each Partner under Treasury Regulations Section 1.704-1(b)(2)(ii)(d). To the extent Net Loss is subject to the limitation contained in this Section 5.3 and reallocated to other Partners, items of income or gain shall be allocated to such other Partners to the extent and in reverse order of the Net Loss so reallocated for the purpose of offsetting the effect of this Section 5.3.

5.4	Special Allocations

(a)          Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(f), notwithstanding any other provision of this Article V, if there is a net decrease in Partnership Minimum Gain during any Fiscal Year, each Partner shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Person’s share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 5.4(a) is intended to comply with the minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(b)          Partner Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(i), notwithstanding any other provision of this Article V, if there is a net decrease in Partner Minimum Gain during any Fiscal Year, each Partner shall be specially allocated items of Partnership income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Person’s share of the net decrease in Partner Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 5.4(b) is intended to comply with the partner minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

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(c)          Qualified Income Offset. If any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Deficit of such Partner as quickly as possible; provided, that an allocation pursuant to this Section 5.4(c) shall be made only if and to the extent that such Partner would have an Adjusted Deficit after all other allocations provided for in this Article V have been tentatively made as if this Section 5.4(c) were not in this Agreement.

(d)          Nonrecourse Deductions. “Nonrecourse deductions,” as defined in and determined under Treasury Regulations Sections 1.704-2(b)(1) and 1.704-2(c), shall be allocated among the Limited Partners in proportion to their respective Percentage Interest.

(e)          Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable year of the Partnership shall be allocated to the Partner that made, or guaranteed or is otherwise liable with respect to the loan to which such Partner Nonrecourse Deductions are attributable in accordance with principles under Treasury Regulations Section 1.704-2(i).

(f)          Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of its interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interest in the Partnership in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Partners to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

5.5	Curative Allocations

The allocations set forth in Sections 5.3 and 5.4 are intended to comply with certain regulatory requirements under Code Section 704(b). The Partners intend that, to the extent possible, all allocations made pursuant to Sections 5.3 and 5.4 will, over the term of the Partnership, be offset either with other allocations pursuant to Section 5.3 or 5.4 or with special allocations of other items of Partnership income, gain, loss or deduction pursuant to this Section 5.5. Accordingly, the General Partner is hereby authorized and directed to make offsetting allocations of Partnership income, gain, loss or deduction under this Section 5.5 in whatever manner the General Partner determines is appropriate so that, after such offsetting special allocations are made (and taking into account the reasonably anticipated future allocations of income and gain pursuant to Section 5.4(a) and Section 5.4(b) that are likely to offset allocations previously made under Section 5.4(d) and Section 5.4(e)), the Capital Accounts of the Partners are, to the extent possible, equal to the Capital Accounts each would have if the provisions of Sections 5.3 and 5.4 were not contained in this Agreement and all Partnership income, gain, loss and deduction were instead allocated in accordance with the provisions of Section 5.2.

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5.6	Code Section 704(c) Allocations

(a)          Contributed Property. In accordance with Code Section 704(c) and the Treasury Regulations promulgated under such section, income, gain, loss and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value using the remedial method under Treasury Regulations Section 1.704-3(d) or such other method as may be determined by the General Partner in its discretion.

(b)          Reverse Code Section 704(c) Allocations. If the Gross Asset Value of any Partnership asset is adjusted pursuant to the terms of this Agreement, subsequent allocations of income, gain, loss and deduction with respect to such asset shall consistently take into account any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value using the remedial method under Treasury Regulations Section 1.704-3(d) or such other method as may be determined by the General Partner in its discretion.

5.7	Other Allocation Rules

(a)          Allocations for Tax Purposes. Items of Partnership income, gain, loss or deduction recognized for federal income tax purposes shall be allocated in the same manner that the corresponding items comprising Net Income and Net Loss are allocated pursuant to this Agreement. The allocation of such items under this Section 5.7(a) shall not affect the Capital Account of any Partner.

(b)          Allocation of Excess Nonrecourse Liabilities. Solely for purposes of determining a Partner’s proportionate share of the “excess nonrecourse liabilities” of the Partnership within the meaning of Treasury Regulations Section 1.752-3(a)(3), the Limited Partners’ interest in the Partnership’s profits shall be in accordance with their respective Percentage Interest.

(c)          Allocations in Connection With Varying Interest. If during a Partnership Fiscal Year there is (i) a permitted Transfer of a Partner’s Interest; or (ii) the admission of a Partner, then profit, loss, each item thereof and all other tax items of the Partnership for such Fiscal Year shall be divided and allocated among the Partners by taking into account their varying Interest during such Fiscal Year in accordance with Code Section 706(d) and using any conventions permitted by law and selected by the General Partner. Neither the Partnership nor any Partner shall incur any liability for making allocations and distributions in accordance with the provisions of this Section 5.7(c), whether or not any Partner or the Partnership has knowledge of any Transfer of ownership of any Partnership Interest.

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5.8	Deficit Capital Accounts

Notwithstanding anything to the contrary contained in this Agreement, and notwithstanding any custom or rule of law to the contrary, to the extent that a deficit, if any, in the Capital Account of any Partner results from or is attributable to deductions or losses of the Partnership (including non-cash items such as amortization or depreciation), or distributions of money or other property pursuant to this Agreement to Partners, such deficit shall not be an asset of the Partnership and such Partner shall not be obligated to contribute such amount to the Partnership to bring the balance of such party’s Capital Account to zero.

ARTICLE VI
DISTRIBUTIONS

6.1	Net Cash Flow From Operations

(a)          Following each calendar quarter, the General Partner shall review the Partnership’s financial performance to determine whether there exists Net Cash Flow From Operations available for distribution; provided, however, that no distributions of Net Cash Flow From Operations shall be made prior to the full satisfaction of Borrower Partner’s Obligations under the Credit Agreement. The General Partner has sole discretion in making such determination, since the amount of the Net Cash Flow From Operations will depend, among other things, upon the General Partner’s assessment as to whether available cash flow should be applied against the Partnership’s indebtedness, obligations and liabilities or be set aside for reserves. The General Partner’s determination regarding such matters shall be made in good faith and shall be final and binding upon all Partners.

(b)          If Net Cash Flow From Operations exists with respect to any calendar quarter, the General Partner shall cause the Partnership to distribute such funds out to the Partners no later than ninety (90) days after the end of such quarter in the following order of priority:

(i)          First, to the Limited Partners to the extent of and in proportion to their respective Unreturned Capital; and

(ii)         Thereafter, to the Limited Partners in proportion to their respective Percentage Interest.

6.2	Net Cash Flow From Liquidation Events

(a)          Following each Liquidation Event, the General Partner shall review such transaction to determine (in its commercially reasonable discretion exercised in good faith) whether such Liquidation Event gave rise to Net Cash Flow From Liquidation Events available for distribution. The General Partner’s determination, exercised as authorized under this Section 6.2, shall be final and binding upon all Partners.

(b)          If Net Cash Flow From Liquidation Events exists, the General Partner shall distribute such funds to the Partners no later than 90 days after the occurrence of such Liquidation Event in the following order of priority:

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(i)          First, to fully satisfy Borrower Partner’s Obligations under the Credit Agreement. For clarification purposes, distributions under this Section 6.2(b)(i) will be treated as a distribution to Borrower Partner followed by a payment of Borrower Partner to Lender (as defined in the Credit Agreement) to satisfy the Borrower Partner’s Obligations under the Credit Agreement); and

(ii)         Thereafter, according to the payoff schedule listed on Schedule II.

6.3	Net Cash Flow From Monetization Events

(a)          Following each Monetization Event, the General Partner shall review such transaction to determine (in its commercially reasonable discretion exercised in good faith) whether such Monetization Event gave rise to Net Cash Flow From Monetization Events available for distribution. The General Partner’s determination, exercised as authorized under this Section 6.3, shall be final and binding upon all Partners.

(b)          If Net Cash Flow From Monetization Events exists, the General Partner shall distribute such funds to the Partners no later than 90 days after the occurrence of such Monetization Event in the following order of priority:

(i)          First, to fully satisfy Borrower Partner’s Obligations under the Credit Agreement. For clarification purposes, distributions under this Section 6.3(b)(i) will be treated as a distribution to Borrower Partner followed by a payment of Borrower Partner to Lender (as defined in the Credit Agreement) to satisfy the Borrower Partner’s Obligations under the Credit Agreement; and

(ii)         Thereafter, (A) to the extent Borrower Partner has not exercised the Monetization Call Option, any Net Cash Flow From Monetization Events shall be distributed 20% to Fortress Partner and 80% to Borrower Partner; or (B) to the extent Borrower Partner has exercised the Monetization Call Option, any Net Cash Flow From Monetization Events shall be distributed 100% to Borrower Partner.

6.4	Tax Distributions

Notwithstanding any limitations provided elsewhere in this Agreement, the Partnership shall distribute to all Partners in cash the Estimated Tax Amount within 90 days after the close of each Fiscal Year, unless the General Partner determines that such distributions would render the Partnership insolvent or necessitate borrowing by the Partnership or would otherwise be materially adverse to the Partnership. Distributions pursuant to this Section 6.4 shall be made to the Partners pro rata in the proportions in which taxable income for such Fiscal Year has been allocated to them and shall be applied against amounts otherwise distributable to them pursuant to Sections 6.1, 6.2 and 6.3. For purposes of determining the amount distributed under this Section 6.4, all cash distributions made during a fiscal year pursuant to this Article VI shall be treated as distributions made pursuant to this Section 6.4 in respect of such fiscal year, except to the extent that such distributions were required to satisfy the obligations of the Partnership under Section 6.4 in respect of a prior fiscal year.

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6.5	Distributions in Kind

The Partnership may distribute Partnership assets, other than the Intellectual Property, in kind and the distribution of any such assets in kind shall be made on the basis of the Gross Asset Values thereof on the date of distribution and shall be made in the manner set forth in Section 6.1. The General Partner may elect, in its reasonable judgment and in good faith, to revalue the Gross Asset Values of all or a portion of the Partnership’s assets and adjust the Capital Accounts of the Partners accordingly in the manner provided under this Agreement to preserve the economic interest of the Partners as the result of any distribution in kind.

6.6	Other Distribution Rules

Distributions shall be made to those Partners holding the applicable Interest on the applicable distribution date.

6.7	Limitation on Distributions

(a)          Notwithstanding any provision to the contrary contained in this Agreement, the Partnership shall not make a distribution to a Partner if such distribution would violate any provision under the Act or other applicable law prohibiting such distribution due to the insolvency of the Partnership.

(b)          Except as otherwise provided herein, no Partner shall be liable to the Partnership for the amount of a distribution received; provided, however, that, at the time of the distribution, such Partner did not know that the distribution was in violation of Section 6.7(a). A Partner that receives a distribution in violation of Section 6.7(a), and that knew at the time of the distribution that the distribution violated such condition, shall be liable to the Partnership for the amount of the distribution; provided, however, that such Partner shall not be so liable after the expiration of three (3) years from the date of such distribution. No Partner shall have a claim against the Partnership or the General Partner for the amount of any distribution to be returned by a Partner to the Partnership pursuant to this Section 6.7(b) or by law.

ARTICLE VII
TRANSFERS OF Interest

7.1	Transfer of Partnership Interest

(a)          No Partner may Transfer any part of its Interest in the Partnership now owned or hereafter acquired by it unless the Partner desiring to make such Transfer or whose Interest are being, or are about to be, Transferred has obtained the prior written consent of the other Partners. Except as provided in this Article VII, no Transfer of any right, title or Interest in the Partnership shall be effective, and the Partnership shall not record or recognize any such Transfer, until there has been compliance with the provisions of this Agreement. Notwithstanding the foregoing, in connection with the exercise of Lender’s rights and remedies after the occurrence and during the continuance of an Event of Default and in accordance with the Loan Documents and applicable law, the General Partner may Transfer the Partnership Interest of Borrower Partner pursuant to a Liquidation Event; provided that, if as a result of such Transfer, Net Cash Flow from Liquidation Events exists, then the Net Cash Flow From Liquidation Events shall be distributed to the Partners pursuant to Section 6.2 as if the Partners were both still Partners notwithstanding such Transfer.

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(b)          The Partnership will not recognize for any purpose any Transfer of all or any portion of the Partnership Interest of a Partner unless (i) the Transfer is consistent with and not in violation of the restrictions contained in this Agreement; and (ii) the Partnership has received a duly executed and acknowledged counterpart of the instrument making such Transfer, and such instrument (or a related instrument) evidences the written acceptance by the transferee of (A) all the terms and provisions of this Agreement, represents that such Transfer was made in accordance with all applicable laws and regulations and in all other respects is satisfactory in form and substance to the General Partner and (B) in the event the Borrower Partner’s Obligations under the Credit Agreement have not been fully satisfied, all the terms and provisions of the Pledge and Security Agreement (SPE).

(c)          Notwithstanding Section 7.1(a), (i) each of the General Partner and Fortress Partner may Transfer its Interest to an Affiliate of such person without the consent of Borrower Partner; (ii) Fortress Partner shall Transfer its Interest, the General Partner shall Transfer the General Partner Interest and the Profits Partner shall Transfer the Profits Interest (and each of them shall cause all Persons that any of them have Transferred any such Interests to previously to immediately Transfer such Interests) to Borrower Partner (or its designee) upon Borrower Partner’s exercise of, and satisfaction of all conditions precedent to, the Monetization Call Option; and (iii) Borrower Partner shall pledge its Limited Partner Interest pursuant to the Pledge and Security Agreement (SPE). Any Transfer of Borrower Partner’s voting rights pursuant to the Pledge and Security Agreement (SPE) will be effective upon the Partnership’s receipt of a notice from Fortress Partner that an Event of Default has occurred and remains uncured (to the extent capable of cure) for any applicable cure period or has not been waived by Lender. Upon notice to the Partnership from Lender that a Transfer of Borrower Partner’s Collateral pursuant to the Pledge and Security Agreement (SPE) has occurred, the transferee of the Collateral shall be admitted as a Partner of the Partnership in full place and stead of Borrower Partner, on the terms and conditions as provided in this Agreement. Borrower Partner acknowledges the validity of the power of attorney granted to Lender under Paragraph 12 of the Pledge and Security Agreement (SPE) and hereby irrevocably instructs the Partnership to follow such instructions as Lender may give to the Partnership pursuant thereto. Notwithstanding anything else contained in this Agreement to the contrary, in the event that Borrower Partner’s voting rights are transferred such voting rights shall not include the right to vote to amend, waive or approve any action which would in any way increase the liability of Borrower Partner beyond the liability expressly set forth in this Agreement.

(d)          Any party proposing to Transfer or purchase a Partnership Interest covenants and agrees to maintain as confidential any offer, offering terms, the negotiation and execution of any purchase agreement, and the existence and terms of any of the documents or information regarding the Interest transmitted to it hereunder (the “Confidential Information”) and shall not share or disclose any such Confidential Information to any third party other than to (i) the employees, directors, managers, officers, and investors (prospective and current) of such party or its Affiliates and bona fide lenders and professional advisors and consultants; (ii) proposed third party transferees and other Persons who have a need in each case to know the same in order to consider or engage in discussions and negotiations regarding such offer and the consummation of the purchase contemplated therein or perform due diligence or other services with regard thereto (and who in each case, shall have executed a nondisclosure agreement with respect to such Confidential Information); or (iii) as required by applicable law, subpoena, interrogatory, civil investigation, demand, or similar process or pursuant to the order of any court of competent jurisdiction requiring such disclosure.

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7.2	Transfer of Intellectual Property

(a)          Restricted Right to Transfer. Subject to the provisions of Section 7.2(b), so long as no Event of Default shall have occurred and remain uncured (to the extent capable of cure) or shall not have been waived by Lender, the Intellectual Property may not be licensed or Transferred at any time prior to the Loan Payoff Date without the consent of all Partners. Notwithstanding the foregoing, Fortress Partner and the General Partner shall not be liable to any other Partner or to the Partnership under this Section 7.2(a) on account of any Transfer of Intellectual Property that occurs pursuant to the Lender’s exercise of any right or remedy under any Loan Document pursuant to the terms of such Loan Document.

(b)          Liquidation Events. Notwithstanding Section 7.2(a), the General Partner may Transfer the Intellectual Property pursuant to a Liquidation Event; provided that, if, as a result of such Transfer, Net Cash Flow From Liquidation Events exists, then the Net Cash Flow From Liquidation Events shall be distributed to the Partners pursuant to Section 6.2.

(c)          Monetization Events. The Intellectual Property may be licensed or Transferred pursuant to the occurrence of a Monetization Event; provided, that, if, as a result of such license or Transfer, Net Cash Flow From Monetization Events exists, then the Net Cash Flow From Monetization Events shall be distributed to the Partners pursuant to Section 6.3. For the avoidance of doubt, the Intellectual Property may not be licensed or Transferred pursuant to a Monetization Event without consent of all Partners.

(d)          Payoff Monetization Right and Monetization Call Option.

(i)          Following the Loan Payoff Date, Fortress Partner shall have a Payoff Monetization Right in the proceeds from the occurrence of a Monetization Event; provided, however, that Borrower Partner shall have a Monetization Call Option to purchase Fortress Partner’s Payoff Monetization Right, the General Partner Interest, the Fortress Limited Partner Interest and the Profits Interest at any time prior to the third anniversary of the Loan Payoff Date.

(ii)         To exercise the Monetization Call Option, Borrower Partner shall:

(A)         provide written notice to Fortress Partner, as provided in Section 12.3, of its election to exercise the Monetization Call Option, including a breakdown of the Monetization Call Option Exercise Price, and

(B)         within 30 days of providing written notice pursuant to Section 7.2(d)(ii)(A), make a cash payment, by wire transfer of immediately available funds to the accounts designated by Fortress Partner, equal to the Monetization Call Option Exercise Price.

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(iii)        Upon the receipt of the Monetization Call Option Exercise Price, Fortress Partner, the General Partner and the Profits Interest Partner shall immediately transfer, and each of them cause all Persons that any of them have Transferred any such Interests to previously to immediately Transfer, their Limited Partner Interest, General Partner Interest, and Profits Interest, respectively, to Borrower Partner (or its designee) and shall execute such documents and deliver such certificates as are reasonably requested by Borrower Partner to evidence such Transfers.

For the avoidance of doubt, upon exercising the Monetization Call Option, Borrower Partner shall be released from its obligations under this Article VII.

(e)          Transfer Pursuant to Pledge and Security Agreement (SPE). Notwithstanding anything to the contrary in this Article VII, Borrower Partner consents to the Transfer of Collateral pursuant to the terms of the Pledge and Security Agreement (SPE) upon the occurrence of an Event of Default (as defined in the Pledge and Security Agreement (SPE).

ARTICLE VIII
TERM; DISSOLUTION; LIQUIDATION; AND TERMINATION

8.1	Term

The term of the Partnership commenced on the date the Certificate was filed in accordance with the Act and shall thereto be perpetual, unless terminated pursuant to Section 8.2.

8.2	Events of Dissolution

The Partnership may be dissolved by the written consent of all Partners. Subject to the foregoing, the withdrawal, Bankruptcy Action, death, dissolution or other event of dissolution of a Partner shall not dissolve the Partnership.

8.3	Effectiveness of Dissolution

Dissolution of the Partnership shall be effective on the date on which the event giving rise to the dissolution occurs, but the Partnership shall not terminate until the Certificate has been canceled, through the filing of a certificate of cancellation with the Secretary, and the assets of the Partnership shall have been distributed as provided herein. Notwithstanding the dissolution of the Partnership, prior to the termination of the Partnership, as aforesaid, the business of the Partnership and the affairs of the Partners, as such, shall continue to be governed by this Agreement. Upon dissolution, subject to Section 2.8(a)(iii), the General Partner shall liquidate the assets of the Partnership, apply and distribute the proceeds thereof as contemplated by this Agreement, and cause the cancellation of the Certificate.

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8.4	Notice of Dissolution

The General Partner shall promptly notify the Partners of the dissolution of the Partnership.

8.5	Distributions Upon Liquidation

(a)          Upon dissolution of the Partnership, the General Partner or court-appointed trustee if there is no General Partner (the “Liquidator”) shall take full account of the Partnership’s liabilities and the Partnership property, and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair market value thereof, and the proceeds therefrom, to the extent sufficient therefor, shall be applied and distributed in the following order and priority:

(i)          To the payment of the expenses of liquidation and the liabilities of the Partnership then due other than liabilities owing to the Partners, including the establishment of any necessary reserves;

(ii)         To the payment of liabilities owing to the Partners payable up to the date that the distribution of the Partnership’s assets is completed; and

(iii)        After the allocation of Net Income and Net Loss, and any items thereof, as required by Article V, to the Partners in accordance with Section 6.1.

(b)          If the Liquidator sets aside reserves for any contingent or unforeseen liabilities or obligations of the Partnership, such reserves may be paid over by the Liquidator to a bank, trust company or other financial institution to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the Liquidator may deem advisable, the amount in such reserves shall be distributed to the Partners in the manner set forth in this Section 8.5.

(c)          If the Liquidator shall determine that an immediate sale of part or all of the Partnership’s assets would cause undue loss to the Partners, the Liquidator shall, to the extent not then prohibited by any applicable law of any jurisdiction in which the Partnership is then formed or qualified, either (i) defer liquidation of and withhold from distribution for a reasonable time any assets of the Partnership except those necessary to satisfy the Partnership’s debts and obligations; or (ii) distribute any assets to the Partners in kind. If any assets of the Partnership are to be distributed in kind, such assets shall be distributed on the basis of the fair market value thereof, and any Partner entitled to any interest in such assets shall receive such interest therein as a tenant-in-common with all other Partners so entitled. The fair market value of such assets shall be determined by an independent appraiser selected by the Liquidator.

(d)          Each Partner shall look solely to the assets of the Partnership for all distributions with respect to the Partnership, including the return of its Capital Contribution thereto and its share of the Partnership’s cash distributions and shall have no recourse therefor, upon dissolution or otherwise, against the General Partner or any other Partner. No Partner shall have any right to demand or receive property other than cash upon dissolution and termination of the Partnership.

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ARTICLE IX
INDEMNIFICATION

9.1	Indemnification

To the fullest extent not prohibited by law, the Partnership shall indemnify and hold harmless each Partner, and the officers, equity holders, directors, employees or agents thereof (collectively, the “Indemnified Parties”), from and against any and all losses, claims, demands, costs, damages, liabilities (joint and several), expenses of any nature (including attorneys’ fees and disbursements), judgments, fines, settlements and other amounts (collectively, “Damages”) arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which such Indemnified Party may be involved or is threatened to be involved, as a party or otherwise, arising out of or incidental to any business of the Partnership transacted or occurring while such Indemnified Party was a Partner or an officer, equity holder, director, employee or agent thereof, regardless of whether such Indemnified Party continues in such capacity at the time any such liability or expense is paid or incurred, except the foregoing shall not apply to any Damages to the extent that they shall ultimately be determined by final judicial decision from which there is no further right of appeal to have resulted from fraud, willful misconduct, bad faith, gross negligence or a willful violation of the material provisions of this Agreement on the part of such Indemnified Party. The indemnification provided by this Section 9.1 shall be in addition to any other rights to which those indemnified may be entitled under any agreement, as a matter of law or equity, or otherwise, and shall continue as to an Indemnified Party who has ceased to serve in his or her capacity, and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnified Party. With respect to the satisfaction of any indemnification of the Indemnified Party, only assets of the Partnership shall be available therefor and no Partner shall have any personal liability therefor. Any indemnification required hereunder to be made by the Partnership shall be made promptly after any Damages are incurred or suffered. The General Partner may establish reasonable procedures for the submission of claims for indemnification pursuant to this Section 9.1, determination of the entitlement of any Indemnified Party thereto, and review of any such determination.

9.2	Advancement of Expenses

The right to indemnification conferred in this Article IX shall include the right to be paid by the Partnership the expenses incurred in defending any proceeding in advance of its final disposition (hereinafter, an “advancement of expenses”). An advancement of expenses shall be made upon delivery to the Partnership of an undertaking, by or on behalf of such Indemnified Party, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnified Party is not entitled to be indemnified for such expenses under this Section 9.2.

9.3	Insurance

The Partnership may purchase and maintain insurance on behalf of any Person who is or was a General Partner, officer, employee or agent of the Partnership, or any Entity for which such Person is or was serving at the request of the Partnership in a fiduciary capacity, against any liability asserted against said Person and incurred by said Person in such capacity, or arising out of said Person’s status as such, whether or not the Partnership would have the power to indemnify said Person against such liability under the other provisions of this Article IX.

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ARTICLE X
CONFLICTS OF INTEREST

Any Partner may engage independently or with others in other business or investment ventures of every nature and description. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, and the pursuit of such ventures shall not be deemed wrongful or improper, except to the extent pursuit of such ventures violates a noncompete obligation. Neither the Partners nor their Affiliates shall be obligated to present any particular business or investment opportunity to the Partnership, even if such opportunity is of a character which, if presented to the Partnership, could be taken by the Partnership, and the Partners and their Affiliates shall have the right to take for their own accounts or to recommend to others any such particular business or investment opportunity.

ARTICLE XI
BOOKS AND RECORDS, REPORTS TO PARTNERS, ETC.

11.1	Books and Records.

(a)          The Partnership shall keep accurate books of account with respect to its operations. Such books shall be maintained at the principal place of business of the Partnership, or at such other place as the General Partner shall determine, and all Partners, and their duly authorized representatives, shall at all reasonable times have access to such books and the right to make copies thereof.

(b)          The Partnership shall provide to Borrower Partner such access to its books and records, systems, and management, employees and auditors as is necessary for Borrower Partner to comply with all audit, internal control, reporting requirements and Borrower Partner policy requirements.

11.2	Accounting Basis and Accounting Year

Such books shall be kept on a tax basis and a GAAP basis in accordance with the accounting methods followed by the Partnership for federal income tax purposes and be closed and balanced at the end of each Fiscal Year. In addition, the Partnership shall keep books and records for the Capital Account of each Partner maintained as provided in the definition of “Capital Account” in Section 5.1.

11.3	Tax and Financial Reports

The General Partner shall prepare or cause to be prepared the following reports for the benefit of the Partners, and shall endeavor, in good faith, to deliver such reports in a timely manner, consistent with the General Partner’s general practice:

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(a)          Monthly unaudited balance sheet and statements of income for the monthly period ending in the current Fiscal Year and the same period in the prior Fiscal Year;

(b)          Annual unaudited balance sheet and statements of income for the current Fiscal Year and the prior Fiscal Year;

(c)          Schedule K-1 for each Fiscal Year; and

(d)          Any other information that is in the possession of the General Partner that any Partner may reasonably request.

11.4	Bank Accounts

The Partnership shall be responsible for causing one or more accounts to be maintained in a bank (or banks), which accounts shall be used for the payment of expenditures incurred in connection with the business of the Partnership, and in which shall be deposited any and all cash receipts. All such amounts shall be received, held and disbursed by the Partnership for the purposes specified in this Agreement. There shall not be deposited in any such accounts any funds other than funds belonging to the Partnership, and no other funds shall in any way be commingled with such funds.

11.5	Tax Elections

(a)          The General Partner, in its sole discretion, may make or revoke an election to adjust the basis of the assets of the Partnership for federal income tax purposes in accordance with Code Section 754, in the event of a distribution of Partnership property as described in Code Section 734 or a Transfer by any Partner of its Interest in the Partnership as described in Code Section 743. To the extent an adjustment is made to the adjusted tax basis of the Partnership’s property pursuant to such an election, the Capital Accounts shall be increased or decreased by the amount of such adjustment as either an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to Treasury Regulations Section 1.704 1(b)(2)(iv)(m).

(b)          Subject to Section 2.8(a)(vii), the General Partner may also, from time to time, make such other tax elections as it deems necessary or desirable to carry out the business of the Partnership or the purposes of this Agreement.

11.6	Tax Matters Partner

The General Partner shall serve as the tax matters partner (the “TMP”) as provided in Code Section 6231(a)(7). Notwithstanding the foregoing, the Partnership will not file or settle any matters with any taxing authority without the prior written consent of all of the Partners. The TMP shall be indemnified and reimbursed for all expenses, including legal and accounting fees, claims, liabilities, losses and damages incurred in connection with its serving in that capacity. Notwithstanding any other provision of this Agreement, the TMP is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any federal, state and local withholding requirement with respect to any allocation, payment or distribution by the Partnership to any Partner or other Person.

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ARTICLE XII
GENERAL PROVISIONS

12.1	Offset

Whenever the Partnership is obligated to make a distribution or payment to any Partner, any amounts that Partner owes the Partnership may be deducted from said distribution or before payment by the General Partner.

12.2	Amendments

Amendments may be made to this Agreement and the Certificate from time to time by unanimous vote of the Partners; provided, however, that this Agreement may be amended by the General Partner without the consent of any Partner in order to amend Schedule I, from time to time, solely to reflect the admission, withdrawal and substitution of Partners or changes in their names and addresses.

12.3	Notices

Except as expressly set forth to the contrary in this Agreement, all notices, requests, or consents required or permitted to be given under this Agreement must be in writing and shall be deemed to have been given (a) three days after the date mailed by registered or certified mail, addressed to the recipient, with return receipt requested; (b) upon delivery to the recipient in person or by courier; (c) upon receipt of a facsimile transmission by the recipient; or (d) upon receipt of electronic mail by the recipient. Such notices, requests and consents shall be given (a) to Partners at their addresses on Schedule I, or such other address as a Partner may specify by notice to the General Partner or to all of the other Limited Partners; and (b) to the Partnership or the General Partner at the address of the principal office of Partnership specified in Section 1.4. Whenever any notice is required to be given by law, the Certificate or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

12.4	Entire Agreement

This Agreement constitutes the entire agreement of the Partners and the Partnership relating to the Partnership and supersedes all prior contracts or agreements with respect to the Partnership, whether oral or written, including, without limitation, the Initial L.P. Agreement.

12.5	Successors and Assigns

Subject to the restrictions on transfers set forth in this Agreement, this Agreement is binding on and inures to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

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12.6	Construction; Headings

Titles or captions of articles or sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

12.7	Attorneys’ Fees

In the event of litigation to enforce a right or rights under this Agreement, each party shall be responsible for its own costs and expenses, including, but not limited to, attorneys’ fees.

12.8	Governing Law; Severability; Jurisdiction; Trial by Jury

(a)          This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Delaware (regardless of the choice of law principles of the State of Delaware or of any other jurisdiction). The parties hereby irrevocably submit to the nonexclusive jurisdiction of any New York State or Federal court sitting in the County of New York over any suit, action or proceeding arising out of or relating to this Agreement, and the parties hereby agree and consent that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in the County of New York may be made by certified or registered mail, return receipt requested, or overnight mail with a reputable national carrier, directed to the applicable party at the address provided for such party pursuant to Section 12.3, and service so made shall be complete five (5) days after the same shall have been so mailed (one day in the case of an overnight mail service). If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision shall be enforced to the fullest extent permitted by law.

(b)          EACH OF THE PARTIES HERETO HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

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12.9	No Waiver

The observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with a unanimous vote of the holders of Limited Partner Interest; provided that any provision hereof may be waived in writing by any waiving party on such party’s own behalf, without the consent of any other party and provided further that Borrower Partner shall automatically be deemed to have waived its voting rights as a holder of Limited Partner Interest upon receipt of notice from Fortress Partner pursuant to Section 7.1(c). Notwithstanding the foregoing, the observance of any term of this Agreement may not be waived with respect to a Partner without the prior written consent of such Partner. No consent or waiver to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation.

12.10	Counterparts

This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document, and all counterparts shall be construed together and shall constitute the same instrument.

12.11	Third Party Beneficiaries

The provisions of this Agreement are not intended to be for the benefit of any creditor or other Person to whom any debts or obligations are owed by, or who may have any claim against, the Partnership or any of its Limited Partners or the General Partner, except for Limited Partners or the General Partner in their capacities as such. Notwithstanding any contrary provision of this Agreement, no such creditor or Person shall obtain any rights under this Agreement or shall, by reason of this Agreement, be permitted to make any claim against the Partnership or any Partner or General Partner.

12.12	Limited Power of Attorney

(a)          Each Limited Partner (including any substituted or additional Limited Partner) hereby irrevocably constitutes, appoints and empowers the General Partner, acting though any of its duly authorized officers or managers, with full power of substitution and resubstitution, as its true and lawful attorney in fact, in its name, place and stead and for its use and benefit, solely to execute, certify, acknowledge, file, record and swear to all instruments, agreements and documents necessary or advisable to carrying out the following:

(i)          any and all amendments to this Agreement that are permitted pursuant to Section 12.2, are required by the Act, or are required to effect the admission of a substitute Partner pursuant to and as permitted by this Agreement or to revoke any admission of a Limited Partner which is prohibited by this Agreement;

(ii)         any certificate of cancellation of the Certificate that may be necessary upon the termination of the Partnership;

(iii)        any business certificate, certificate of limited partnership or amendment thereto; and

(iv)        all other instruments that may be required or permitted by law to be filed on behalf of the Partnership and that are not inconsistent with this Agreement.

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(b)          The General Partner shall not take action as an attorney-in-fact for any Limited Partner which would in any way increase the liability of the Limited Partner beyond the liability expressly set forth in this Agreement, which would diminish the substantive rights of such Limited Partner, except pursuant to an amendment to this Agreement duly adopted as provided herein, or which would otherwise require the consent of the Limited Partner pursuant to the terms of this Agreement. The General Partner shall not take action as an attorney-in-fact for any Limited Partner which would violate any federal, state or local law, or any policy under which the Limited Partner is or becomes subject.

(c)          Provided that the General Partner acts solely for the limited purpose of carrying out any or all of the foregoing provisions of this Section 12.12, each Limited Partner authorizes such attorney-in-fact to take any further action which such attorney-in-fact shall consider necessary or advisable in connection with any of the foregoing, hereby giving such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever necessary or advisable to be done in and about the foregoing as fully as such Limited Partner might or could do if personally present, and hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. The appointment by each Limited Partner of the General Partner as aforesaid, as attorney-in-fact, shall be deemed to be a power coupled with an interest in recognition of the fact that each of the Limited Partners under this Agreement shall be relying upon the power of the General Partner to act as contemplated by this Agreement in such filing and other action by it on behalf of the Partnership. The foregoing power of attorney shall survive the Transfer by any Limited Partner of the whole or any part of its Interest hereunder, provided that if a Limited Partner shall assign all of its Interest and the Transferee shall, in accordance with the provisions of this Agreement, become a substitute Limited Partner, such power of attorney shall survive such assignment only for the purposes of enabling the General Partner to execute, acknowledge, swear to and file any instruments necessary to effect such substitution. The foregoing power of attorney may be exercised by such attorney-in-fact by listing all of the Limited Partners executing any agreement, certificate, instrument or document with the single signature of such attorney-in-fact acting as attorney-in-fact for all of them. The foregoing power of attorney shall terminate upon the bankruptcy, withdrawal or removal of the General Partner.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

GENERAL PARTNER:		LIMITED PARTNERS:

KIP CR P1 GP LLC		Crossroads Systems, Inc.

By:	/s/Constantine M. Dakolias	By:	/s/ Richard K. Coleman, Jr.

Name:	Constantine M. Dakolias	Name:	Richard K. Coleman, Jr.

Its:	President	Its:	Interim President and CEO

Phone:	212-798-6100	Phone:	512-928-7333

Fax:	646-224-8716	Fax:	512-928-7924

PROFITS INTEREST PARTNER:		CF DB EZ LLC,
a Delaware Limited Liability Company
KIP CR P1 GP LLC
		By:	/s/Constantine M. Dakolias
By:	/s/Constantine M. Dakolias
		Name:	Constantine M. Dakolias
Name:	Constantine M. Dakolias
		Its:	President
Its:	President
		Phone:	212-798-6100
Phone:	212-798-6100
		Fax:	646-224-8716
Fax:	646-224-8716

[Signature Page to KIP CR P1 LP]

Amended and Restated Limited Partnership Agreement]

SCHEDULE I

Partnership Interest Schedule

Name and Address of Limited Partner	Value of Capital Contribution	Limited Partner Interests

Crossroads Systems, Inc. 11000 North Mopac Expressway Austin, Texas Attn: President Fax: (512) 349-0304	10,000,000	9,900

CF DB EZ LLC 1345 Avenue of the Americas, 46th Floor New York, NY 10105 Fax: (646) 224-8716	101,010	100

Total	$10,101,010	10,000

Name and Address of General Partner	Value of Capital Contribution	General Partner Interests

KIP CR P1 GP LLC 1345 Avenue of the Americas, 46th Floor New York, NY 10105 Fax: (646) 224-8716	$100	1

Total	$100	1

Name and Address of Profits Interest Partner	Value of Capital Contribution	Profits Interests

KIP CR P1 GP LLC 1345 Avenue of the Americas, 46th Floor New York, NY 10105 Fax: (646) 224-8716	$0	9,999

Total	$0	9,999

SCHEDULE I TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP

SCHEDULE II

Payoff Schedule Upon the Occurrence of a Liquidation Event

Date of Event of Default (from date hereof)	Allocation of Net Proceeds to Limited Partners	Allocation of Net Proceeds to Profits Interest Partner
Months 0–24	20%	80%
Months 25–27	25.0%	75.0%
Months 28–30	30.0%	70.0%
Months 31–33	35.0%	65.0%
Months 34–36 or later	40.0%	60.0%

SCHEDULE II TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP

EXHIBIT A

Intellectual Property

The “Intellectual Property” shall include and consist of all of the following, singularly and collectively:

(a)          all of the patent applications and patents of KIP CR P1 LP, including, without limitation, the patent applications and patents listed in the table below, but excluding the ‘972 Patents (as defined in the Credit Agreement) (the “Patents”);

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
6,041,381	US	02-05-1998	FIBRE CHANNEL TO SCSI ADDRESSING METHOD AND SYSTEM Geoffrey B. Hoese
6,138,161	US	02-18-1999	METHOD AND SYSTEM FOR MAINTAINING RESERVE COMMAND RELATIONSHIPS IN A FIBRE CHANNEL NETWORK Robert A. Reynolds
6,148,421	US	05-29-1998	ERROR DETECTION AND RECOVERY FOR SEQUENTIAL ACCESS DEVICES IN A FIBRE CHANNEL PROTOCOL Geoffrey B. Hoese
6,151,331	US	09-23-1998	SYSTEM AND METHOD FOR PROVIDING A PROXY FARP FOR LEGACY STORAGE DEVICES Stephen K. Wilson
6,199,112	US	09-23-1998	SYSTEM AND METHOD FOR RESOLVING FIBRE CHANNEL DEVICE ADDRESSES ON A NETWORK USING THE DEVICE'S FULLY QUALIFIED DOMAIN NAME Stephen K. Wilson
6,205,141	US	06-30-1999	METHOD AND SYSTEM FOR UN-TAGGED COMMAND QUEUING Keith M. Arroyo
6,314,488	US	05-12-1998	SYSTEM FOR SEGMENTING A FIBRE CHANNEL ARBITRATED LOOP TO A PLURALITY OF LOGICAL SUB-LOOPS USING SEGEMENTATION ROUTER AS A MASTER TO CAUSE THE SEGMENTATION OF PHYSICAL ADDRESSES Brian R. Smith
6,341,315	US	02-26-1999	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo
6,392,570	US	09-14-2000	METHOD AND SYSTEM FOR DECODING 8-BIT/10-BIT DATA USING LIMITED WIDTH DECODERS Thomas W. Bucht
6,643,693	US	09-15-1998	METHOD AND SYSTEM FOR MANAGING I/O TRANSMISSIONS IN A FIBRE CHANNEL NETWORK AFTER A BREAK IN COMMUNICATION Robert A. Reynolds
6,650,656	US	02-28-2002	METHOD AND SYSTEM FOR RECONCILING EXTENDED COPY COMMAND TARGET DESCRIPTOR LENGTHS John F. Tyndall

EXHIBIT A TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
6,654,824	US	10-03-2001	HIGH-SPEED DYNAMIC MULTI-LANE DESKEWER Diego Fernando Vila
6,668,290	US	10-24-2000	SYSTEM AND METHOD FOR CONTROLLING READOUT OF FRAME DATA FROM BUFFER Michael A. Nelson
6,704,809	US	02-28-2002	METHOD AND SYSTEM FOR OVERLAPPING DATA FLOW WITHIN A SCSI EXTENDED COPY COMMAND John F. Tyndall
6,704,836	US	11-13-2002	METHOD FOR DYNAMIC CONTROL OF CONCURRENT EXTENDED COPY TASKS Robert M. Griswold, Jr.
6,718,402	US	11-29-2000	METHOD AND SYSTEM FOR PERSISTENT UNIT ATTENTION IN A FIBRE CHANNEL STORAGE ROUTER Keith Arroyo
6,757,348	US	10-04-2001	HIGH-SPEED COORDINATED MULTI-CHANNEL ELASTIC BUFFER Diego Fernando Vila
6,804,753	US	10-04-2002	PARTITIONED LIBRARY William H. Moody II
6,848,007	US	11-10-2000	A SYSTEM FOR MAPPING ADDRESSES OF SCSI DEVICES BETWEEN PLURALITY OF SANS THAT CAN DYNAMICALLY MAP SCSI DEVICE ADDRESSES ACROSS A SAN EXTENDER Robert Allen Reynolds
6,894,979	US	04-24-2001	NETWORK ANALYZER/SNIFFER WITH MULTIPLE PROTOCOL CAPABILITIES David G. Lee
6,922,391	US	11-07-2000	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King
6,965,934	US	11-10-2000	ENCAPSULATION PROTOCOL FOR LINKING STORAGE AREA NETWORKS OVER A PACKET-BASED NETWORK Robert A. Reynolds
6,970,942	US	11-07-2000	METHOD OF ROUTING HTTP AND FTP SERVICES ACROSS HETEROGENEOUS NETWORKS Steve King
6,977,897	US	10-24-2000	SYSTEM AND METHOD FOR JITTER COMPENSATION IN DATA TRANSFERS Michael A. Nelson
7,024,591	US	07-12-2002	MECHANISM FOR ENABLING ENHANCED FIBRE CHANNEL ERROR RECOVERY ACROSS REDUNDANT PATHS USING SCSI LEVEL COMMANDS William H. Moody II
7,127,572	US	02-19-2004	CONSOLIDATION OF UNIT ATTENTIONS John F. Tyndall
7,185,028	US	03-11-2003	DATA FILES SYSTEMS WITH HIERARCHICAL RANKING FOR DIFFERENT ACTIVITY GROUPS Ulrich Lechner
7,251,708	US	08-07-2003	SYSTEM AND METHOD FOR MAINTAINING AND REPORTING A LOG OF MULTI-THREADED BACKUPS Steven A. Justiss

EXHIBIT A TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP.

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
7,254,329	US	03-05-2004	METHOD AND SYSTEM FOR MULTI-INITIATOR SUPPORT TO STREAMING DEVICES IN A FIBRE CHANNEL NETWORK Robert A. Reynolds
7,310,696	US	01-27-2005	METHOD AND SYSTEM FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING CAPABILITIES IN A NETWORK John B. Haechten
7,327,223	US	01-26-2005	METHOD AND SYSTEM FOR DISTRIBUTING MANAGEMENT INFORMATION OVER POWER NETWORKS Bryan Schlinger
7,333,489	US	10-24-2000	SYSTEM AND METHOD FOR STORING FRAME HEADER DATA Michael A. Nelson
7,350,114	US	09-01-2005	MECHANISM FOR ENABLING ENHANCED FIBRE CHANNEL ERROR RECOVERY ACROSS REDUNDANT PATHS USING SCSI LEVEL COMMANDS William H. Moody II
7,370,173	US	01-28-2005	METHOD AND SYSTEM FOR PRESENTING CONTIGUOUS ELEMENT ADDRESSES FOR A PARTITIONED MEDIA LIBRARY Steven A. Justiss
7,415,564	US	08-15-2007	METHOD AND SYSTEM FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING FUNCTIONALITY IN A NETWORK John B. Haechten
7,424,075	US	07-31-2003	PSEUDORANDOM DATA PATTERN VERIFIER WITH AUTOMATIC SYNCHRONIZATION Diego F. Vila
7,428,613	US	06-29-2004	SYSTEM AND METHOD FOR CENTRALIZED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,447,852	US	12-22-2004	SYSTEM AND METHOD FOR MESSAGE AND ERROR REPORTING FOR MULTIPLE CONCURRENT EXTENDED COPY COMMANDS TO A SINGLE DESTINATION DEVICE Steven A. Justiss
7,448,049	US	08-22-2003	SYSTEM AND METHOD OF SUPPORTING KERNEL FUNCTIONALITY Lisheng Xing
7,451,291	US	01-28-2005	SYSTEM AND METHOD FOR MODE SELECT HANDLING FOR A PARTITIONED MEDIA LIBRARY Steven A. Justiss
7,453,348	US	06-18-2007	METHOD AND SYSTEM FOR DISTRIBUTING MANAGEMENT INFORMATION OVER POWER NETWORKS Bryan Schlinger
7,454,565	US	06-29-2004	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,500,047	US	12-03-2004	SYSTEM AND METHOD FOR PROCESSING COMMANDS John F. Tyndall

EXHIBIT A TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP.

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
7,505,980	US	11-07-2003	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MULTIPLE PHYSICAL MEDIA LIBRARIES John F. Tyndall
7,508,756	US	03-28-2005	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King
7,509,330	US	09-03-2004	APPLICATION-LAYER MONITORING OF COMMUNICATION BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing
7,529,753	US	09-03-2004	PROVIDING APPLICATION-LAYER FUNCTIONALITY BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing
7,552,294	US	12-22-2004	SYSTEM AND METHOD FOR PROCESSING MULTIPLE CONCURRENT EXTENDED COPY COMMANDS TO A SINGLE DESTINATION DEVICE Steven A. Justiss
7,584,190	US	02-16-2007	DATA FILES SYSTEMS WITH HIERARCHICAL RANKING FOR DIFFERENT ACTIVITY GROUPS Ulrich Lechner
7,584,318	US	11-02-2007	APPARATUS FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING CAPABILITIES IN A NETWORK John B. Haechten
7,603,449	US	06-10-2002	SYSTEM AND METHOD FOR INQUIRY CACHING Stephen G. Dale
7,711,805	US	12-22-2004	SYSTEM AND METHOD FOR COMMAND TRACKING Stephen G. Dale
7,711,871	US	08-30-2004	INTERFACE DEVICE AND METHOD FOR COMMAND PROCESSING John B. Haechten
7,711,913	US	04-20-2007	SYSTEM AND METHOD FOR BACKING UP EXTENDED COPY COMMANDS William H. Moody II
7,716,406	US	03-01-2006	METHOD AND SYSTEM FOR PERSISTENT RESERVATION HANDLING IN A MULTI-INITIATOR ENVIRONMENT John F. Tyndall
7,752,384	US	11-07-2003	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MEDIA LIBRARIES William H. Moody II
7,752,416	US	09-25-2008	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,788,413	US	04-29-2005	METHOD AND SYSTEM FOR HANDLING COMMANDS REQUESTING MOVEMENT OF A DATA STORAGE MEDIUM BETWEEN PHYSICAL MEDIA LIBRARIES Steven A. Justiss

EXHIBIT A TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP.

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
7,827,261	US	12-22-2004	SYSTEM AND METHOD FOR DEVICE MANAGEMENT Robert M. Griswold, Jr.
7,831,621	US	09-27-2007	SYSTEM AND METHOD FOR SUMMARIZING AND REPORTING IMPACT OF DATABASE STATEMENTS Kevin Banks
7,895,160	US	01-26-2009	APPLICATION-LAYER MONITORING OF COMMUNICATION BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing
7,899,945	US	04-30-2010	INTERFACE DEVICE AND METHOD FOR COMMAND PROCESSING John B. Haechten
7,904,539	US	03-13-2009	SYSTEM AND METHOD FOR SERVICING INQUIRY COMMANDS ABOUT TARGET DEVICES IN STORAGE AREA NETWORK Stephen G. Dale
7,908,252	US	03-19-2008	SYSTEM AND METHOD FOR VERIFYING PATHS TO A DATABASE Matthew Eugene Landt
7,908,366	US	02-01-2008	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims
7,912,053	US	03-23-2009	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King
7,941,597	US	06-07-2010	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MEDIA LIBRARIES William H. Moody II
7,962,513	US	10-30-2006	SYSTEM AND METHOD FOR DEFINING AND IMPLEMENTING POLICIES IN A DATABASE SYSTEM David Boles
7,971,006	US	01-28-2005	SYSTEM AND METHOD FOR HANDLING STATUS COMMANDS DIRECTED TO PARTITIONED MEDIA LIBRARY Steven A. Justiss
7,971,019	US	02-23-2009	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MULTIPLE PHYSICAL MEDIA LIBRARIES John F. Tyndall
7,974,215	US	02-04-2008	SYSTEM AND METHOD OF NETWORK DIAGNOSIS Robert C. Sims
7,975,124	US	04-16-2010	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,984,073	US	06-15-2005	SYSTEM AND METHOD FOR PROVIDING SERVICE MANAGEMENT IN A DISTRIBUTED DATABASE SYSTEM Jack Basiago
8,156,215	US	10-29-2010	SYSTEM AND METHOD FOR DEVICE MANAGEMENT Robert M. Griswold, Jr.
8,250,378	US	02-04-2008	SYSTEM AND METHOD FOR ENABLING ENCRYPTION Robert C. Sims

EXHIBIT A TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP.

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
8,271,673	US	08-09-2004	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo
8,341,211	US	09-14-2007	SYSTEM AND METHOD FOR INQUIRY CACHING IN A STORAGE AREA NETWORK Stephen G. Dale
11/801,809 US 2008/0282265	US	05-11-2007	METHOD AND SYSTEM FOR NON-INTRUSIVE MONITORING OF LIBRARY COMPONENTS Michael R. Foster
12/025,436 US 2009/0198737	US	02-04-2008	SYSTEM AND METHOD FOR ARCHIVE VERIFICATION Robert C. Sims
12/115,218 US 2009/0274300	US	05-05-2008	METHOD FOR CONFIGURING THE ENCRYPTION POLICY FOR A FIBRE CHANNEL DEVICE Patrick S. Tou
12/692,403 US 2010/0182887	US	01-22-2010	SYSTEM AND METHOD FOR IDENTIFYING FAILING DRIVES OR MEDIA IN MEDIA LIBRARY William H. Moody II
13/042,209 US 2011/0161584	US	03-07-2011	SYSTEM AND METHOD FOR INQUIRY CACHING IN A STORAGE AREA NETWORK Stephen G. Dale
13/091,877 US 2011/0194451	US	04-21-2011	SYSTEM AND METHOD OF NETWORK DIAGNOSIS Robert C. Sims
13/312,068 US 2012/0079131	US	12-06-2011	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo
13/430,429 US 2012/0185589	US	03-26-2012	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims
13/459,720 US 2012/0221597	US	04-30-2012	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims
13/685,539 US 2013/0080568	US	11-26-2012	SYSTEM AND METHOD FOR CACHING INQUIRY DATA ABOUT SEQUENTIAL ACCESS DEVICES Stephen G. Dale
AU 737205	AU	05-29-1998	ERROR DETECTION AND RECOVERY FOR SEQUENTIAL ACCESS DEVICES IN A FIBRE CHANNEL PROTOCOL Geoffrey B. Hoese
EP 2 526 488	EP	01-18-2011	SYSTEM AND METHOD FOR IDENTIFYING FAILING DRIVES OR MEDIA IN MEDIA LIBRARY William H. Moody
12/025,300	US		DETERMINING, DISPLAYING AND USING TAPE DRIVE SESSION INFORMATION
12/201,956	US		SYSTEM AND METHOD FOR ADJUSTING TO DRIVE SPECIFIC CRITERIA
12/888,954	US		SYSTEM AND METHOD FOR ELIMINATING PERFORMANCE IMPACT OF INFORMATION COLLECTION FROM MEDIA DRIVES
12/861,609	US		SYSTEM AND METHOD FOR ARCHIVE VERIFICATION ACCORDING TO POLICIES

EXHIBIT A TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP.

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor

12/861,612	US		SYSTEM AND METHOD FOR ARCHIVE VERIFICATION USING MULTIPLE ATTEMPTS
13/109,192	US		SYSTEM AND METHOD FOR IMPLEMENTING A NETWORKED FILE SYSTEM UTILIZING A MEDIA LIBRARY
13/267,758	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR OPTIMIZATION OF TAPE PERFORMANCE
13/267,763	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR OPTIMIZATION OF TAPE PERFORMANCE USING DISTRIBUTED FILE COPIES
13/267,665	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR TRICKLING DATA TO A HOST
13/267,743	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR RETRIEVING A FILE AFTER AN ERROR
13/451,812	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR A SELF-DESCRIBING TAPE
13/847,965	US		SYSTEM AND METHOD FOR ENHANCING DATA RELIABILITY AND RECOVERING FROM MEDIA ERRORS
13/531,310	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR HOST SYSTEM LTFS AUTO-ADAPTATION
13/532,512	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR CONTROLLING FILE MIGRATION IN ARCHIVING SYSTEMS
13/532,518	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR SYNCHRONIZING DATA WRITTEN TO TAPE AND RECOVERING IN THE CASE OF FAILURE
13/485,060	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR RECOVERING STUB FILES
13/614,857	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR PARTIALLY SYNCHRONOUS AND PARTIALLY ASYNCHRONOUS MOUNTS/UNMOUNTS IN A MEDIA LIBRARY
13/459,531	US		SYSTEM AND METHOD FOR USING A MEMORY BUFFER TO STREAM DATA FROM A TAPE TO MULTIPLE CLIENTS

EXHIBIT A TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP.

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
13/480,781	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR TAMPER PROTECTION IN A DATA STORAGE SYSTEM
102 11 606
PCT/US13/038755

(b)          all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority; or (ii) for which any of the Patents directly or indirectly forms a basis for priority;

(c)          all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d)          all foreign patents, patent applications, and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, industrial design protection, design patent protection, and other governmental grants or issuances;

(e)          all items in any of the foregoing in categories (b) through (d), whether or not expressly listed as Patents above and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like;

(f)          inventions, invention disclosures, and discoveries described in any of the Patents or any item in the foregoing categories (b) through (e) that (i) are included in any claim in the Patents or any item in the foregoing categories (b) through (e); (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceeding brought on any of the Patents or any item in the foregoing categories (b) through (e); or (iii) could have been included as a claim in any of the Patents or any item in the foregoing categories (b) through (e), except to the extent any such inventions, invention disclosures, discoveries or items in the foregoing categories (b)-(e) described in this category (f) are, or are described or claimed in, any patent or patent application of Assignor that is not being assigned through this Agreement;

(g)          all rights to apply in any or all countries of the world for patents, certificates of invention, utility models, industrial design protections, design patent protections, or other governmental grants or issuances of any type related to any item in any of the foregoing categories (a) through (f), including, without limitation, under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement, or understanding;

(h)          all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents or any item in any of the foregoing categories (b) through (g), including, without limitation, all causes of action and other enforcement rights for (1) damages; (2) injunctive relief, and (3) any other remedies of any kind for past, current, and future infringement; and

(i)          all rights to collect royalties and other payments under or on account of any of the Patents or any item in any of the foregoing categories (b) through (h), excluding any and all license agreements of Assignor existing prior to the Effective Date (as defined in the Credit Agreement).

EXHIBIT A TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP.

EXHIBIT B

Conduct of the Business

The Partnership:

(a)          Will establish and maintain an office through which the Business will be conducted separate and apart from those of any Affiliate or, if it shares office space with any Affiliate, it will allocate fairly and reasonably any overhead and expense for shared office space.

(b)          Will not own and will not own any asset or property other than (i) the Intellectual Property; and (ii) incidental personal property necessary for the ownership or maintenance of the Intellectual Property.

(c)          Will not engage, directly or indirectly, in any business other than as set forth in Section 1.3 of the Agreement and it will conduct its Business as presently conducted, except upon the occurrence of a Liquidation Event or Monetization Event.

(d)          Except with the written consent of Fortress Partner, will not enter into any contract, agreement or transaction with any third party, including any Affiliate or any constituent party of the Partnership; provided that, in the event Fortress Partner consents to such contract, agreement or transaction, the terms and conditions of such contract, agreement or transaction must be commercially reasonable and substantially similar to those that would be available on an arm’s length basis with unrelated third parties.

(e)          Has not made and will not make any loans or advances to any third party, including any Affiliate or constituent party of the Partnership or any Partner, and shall not acquire obligations or securities of an Affiliate of any Partner.

(f)           Is and will remain solvent and will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, without requiring any additional capital contribution from any Partner.

(g)          Will not violate the terms of its Certificate and the Limited Partnership Agreement.

(h)          Has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and it will not amend, modify or otherwise change the Certificate or the Limited Partnership Agreement without the unanimous prior written consent or ratification of the Limited Partners.

(i)           Will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates and any constituent party and will file its own separate tax returns. It will maintain its books, records, resolutions and agreements as official records.

EXHIBIT B TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP

(j)           Will be, and at all times will hold itself out to the public as, a legal Entity separate and distinct from any other Entity (including any Affiliate or any constituent party of the Partnership), will correct any known misunderstanding regarding its status as a separate Entity, will conduct its business in its own name, will not identify itself or any of its Affiliates as a division or part of the other and will maintain and utilize a separate telephone number and separate stationery, invoices and checks.

(k)          Will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, without requiring any additional capital contribution from any Partner.

(l)           Will not commingle the funds and other assets of the Partnership with those of any Affiliate or constituent party of the Partnership, or any affiliate of any constituent party of the Partnership, or any other Person.

(m)         Has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual asset or assets, as the case may be, from those of any Affiliate or constituent party of the Partnership, or any affiliate of any constituent party of the Partnership, or any other Person.

(n)          Will not pledge its assets and does not and will not hold itself out to be responsible for the debts or obligations of any other Person, other than pursuant to the Pledge and Security Agreement (SPE).

(o)          Will pay any liabilities out of its own funds, including salaries of any employees.

(p)          Will maintain a sufficient number of employees in light of its contemplated business operations.

(q)          Will not guarantee or become obligated for the debts of any other Person, other than pursuant to the Guaranty made by the Partnership in favor of Fortress Credit Co LLC or its assignee.

(r)           Will not form, acquire or hold any subsidiary.

EXHIBIT B TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP

EXHIBIT C

Duties of the General Partner

Subject to the authority granted to Borrower Partner in Section 2.1(b) and the restrictions set forth in Section 2.8, the General Partner shall manage the day-to-day operations of the Partnership and shall have the power and authority to do all things necessary or proper to carry out the purposes of the Partnership, including, without limitation:

1.	During the term of the Credit Agreement, for all Intellectual Property, provide advice and guidance to the Partnership with regard to any activities taken by the Borrower Partner to protect, maintain or enhance or cause to be undertaken the protection, maintenance or enhancement of the Intellectual Property, including, without limitation, prosecuting, maintaining and defending all Intellectual Property; and

2.	Upon the occurrence and during the continuation of an Event of Default, at the expense of the Partnership, convey, sale, transfer, dispose or license the Intellectual Property as a remedy for the occurrence of an Event of Default.

EXHIBIT C TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP

EXHIBIT D-1; EXHIBIT D-2

Non-Default Budget; Default Budget

See attached.

EXHIBIT C TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP

EXHIBIT D-1

MANAGEMENT BUDGET
(from the Effective Date through the Maturity Date, each as defined in the Credit Agreement, with no Event of Default)

Action Due	Combined Total of Government / Attorneys’ Fees
Organizational Cost	$275
Annual Organizational Fees	$1,110
Books and Records	$15,000
GRAND TOTAL	$16,385

EXHIBIT D-1 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP

EXHIBIT D-2

MANAGEMENT BUDGET
(from the Effective Date through the Maturity Date, each as defined in the Credit Agreement, after occurrence and continuation of an Event of Default)

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
6,041,381	US	02-05-1998	FIBRE CHANNEL TO SCSI ADDRESSING METHOD AND SYSTEM Geoffrey B. Hoese	Large	All Maintenance Fees Paid Assignment Recordation	Not Yet Determined	$40 / $200
6,138,161	US	02-18-1999	METHOD AND SYSTEM FOR MAINTAINING RESERVE COMMAND RELATIONSHIPS IN A FIBRE CHANNEL NETWORK Robert A. Reynolds	Large	All Maintenance Fees Paid Assignment Recordation	Not Yet Determined	$40 / $200
6,148,421	US	05-29-1998	ERROR DETECTION AND RECOVERY FOR SEQUENTIAL ACCESS DEVICES IN A FIBRE CHANNEL PROTOCOL Geoffrey B. Hoese	Large	All Maintenance Fees Paid Assignment Recordation	Not Yet Determined	$40 / $200
6,151,331	US	09-23-1998	SYSTEM AND METHOD FOR PROVIDING A PROXY FARP FOR LEGACY STORAGE DEVICES Stephen K. Wilson	Large	All Maintenance Fees Paid Assignment Recordation	Not Yet Determined	$40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	1

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
6,199,112	US	09-23-1998	SYSTEM AND METHOD FOR RESOLVING FIBRE CHANNEL DEVICE ADDRESSES ON A NETWORK USING THE DEVICE'S FULLY QUALIFIED DOMAINE NAME Stephen K. Wilson	Large	All Maintenance Fees Paid Assignment Recordation	Not Yet Determined	$40 / $200
6,205,141	US	06-30-1999	METHOD AND SYSTEM FOR UN-TAGGED COMMAND QUEUING Keith M. Arroyo	Large	All Maintenance Fees Paid Assignment Recordation	Not Yet Determined	$40 / $200
6,314,488	US	05-12-1998	SYSTEM FOR SEGMENTING A FIBRE CHANNEL ARBITRATED LOOP TO A PLURALITY OF LOGICAL SUB-LOOPS USING SEGEMENTATION ROUTER AS A MASTER TO CAUSE THE SEGMENTATION OF PHYSICAL ADDRESSES Brian R. Smith	Large	All Maintenance Fees Paid Assignment Recordation	Not Yet Determined	$40 / $200
6,341,315	US	02-26-1999	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo	Large	11 1/2 Maintenance Fee Assignment Recordation	7-22-2013 Not Yet Determined	$7400 / $100 $40 / $200
6,392,570	US	09-14-2000	METHOD AND SYSTEM FOR DECODING 8-BIT/10-BIT DATA USING LIMITED WIDTH DECODERS Thomas W. Bucht	Large	11 1/2 Maintenance Fee Assignment Recordation	11-21-2013 Not Yet Determined	$7400 / $100 $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	2

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
6,643,693	US	09-15-1998	METHOD AND SYSTEM FOR MANAGING I/O TRANSMISSIONS IN A FIBRE CHANNEL NETWORK AFTER A BREAK IN COMMUNICATION Robert A. Reynolds	Large	11 1/2 Maintenance Fee Assignment Recordation	5-4-2015 Not Yet Determined	$7400 / $100 $40 / $200
6,650,656	US	02-28-2002	METHOD AND SYSTEM FOR RECONCILING EXTENDED COPY COMMAND TARGET DESCRIPTOR LENGTHS John F. Tyndall	Large	11 1/2 Maintenance Fee Assignment Recordation	5-18-2015 Not Yet Determined	$7400 / $100 $40 / $200
6,654,824	US	10-03-2001	HIGH-SPEED DYNAMIC MULTI-LANE DESKEWER Diego Fernando Vila	Large	11 1/2 Maintenance Fee Assignment Recordation	5-26-2015 Not Yet Determined	$7400 / $100 $40 / $200
6,668,290	US	10-24-2000	SYSTEM AND METHOD FOR CONTROLLING READOUT OF FRAME DATA FROM BUFFER Michael A. Nelson	Large	11 1/2 Maintenance Fee Assignment Recordation	6-23-2015 Not Yet Determined	$7400 / $100 $40 / $200
6,704,809	US	02-28-2002	METHOD AND SYSTEM FOR OVERLAPPING DATA FLOW WITHIN A SCSI EXTENDED COPY COMMAND John F. Tyndall	Large	11 1/2 Maintenance Fee Assignment Recordation	9-9-2015 Not Yet Determined	$7400 / $100 $40 / $200
6,704,836	US	11-13-2002	METHOD FOR DYNAMIC CONTROL OF CONCURRENT EXTENDED COPY TASKS Robert M. Griswold, Jr.	Large	11 1/2 Maintenance Fee Assignment Recordation	9-9-2015 Not Yet Determined	$7400 / $100 $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	3

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
6,718,402	US	11-29-2000	METHOD AND SYSTEM FOR PERSISTENT UNIT ATTENTION IN A FIBRE CHANNEL STORAGE ROUTER Keith Arroyo	Large	11 1/2 Maintenance Fee Assignment Recordation	10-6-2015 Not Yet Determined	$7400 / $100 $40 / $200
6,757,348	US	10-04-2001	HIGH-SPEED COORDINATED MULTI-CHANNEL ELASTIC BUFFER Diego Fernando Vila	Large	11 1/2 Maintenance Fee Assignment Recordation	12-29-2015 Not Yet Determined	$7400 / $100 $40 / $200
6,804,753	US	10-04-2002	PARTITIONED LIBRARY William H. Moody II	Large	11 1/2 Maintenance Fee Assignment Recordation	4-12-2016 Not Yet Determined	$7400 / $100 $40 / $200
6,848,007	US	11-10-2000	A SYSTEM FOR MAPPING ADDRESSES OF SCSI DEVICES BETWEEN PLURALITY OF SANS THAT CAN DYNAMICALLY MAP SCSI DEVICE ADDRESSES ACROSS A SAN EXTENDER Robert Allen Reynolds	Large	11 1/2 Maintenance Fee Assignment Recordation	7-25-2016 Not Yet Determined	BEYOND 3 YEARS $40 / $200
6,894,979	US	04-24-2001	NETWORK ANALYZER/SNIFFER WITH MULTIPLE PROTOCOL CAPABILITIES David G. Lee	Large	11 1/2 Maintenance Fee Assignment Recordation	11-17-2016 Not Yet Determined	BEYOND 3 YEARS $40 / $200
6,922,391	US	11-07-2000	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King	Large	11 1/2 Maintenance Fee Assignment Recordation	1-26-2017 Not Yet Determined	BEYOND 3 YEARS $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	4

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
6,965,934	US	11-10-2000	ENCAPSULATION PROTOCOL FOR LINKING STORAGE AREA NETWORKS OVER A PACKET-BASED NETWORK Robert A. Reynolds	Large	11 1/2 Maintenance Fee Assignment Recordation	5-15-2017 Not Yet Determined	BEYOND 3 YEARS $40 / $200
6,970,942	US	11-07-2000	METHOD OF ROUTING HTTP AND FTP SERVICES ACROSS HETEROGENEOUS NETWORKS Steve King	Large	11 1/2 Maintenance Fee Assignment Recordation	5-30-2017 Not Yet Determined	BEYOND 3 YEARS $40 / $200
6,977,897	US	10-24-2000	SYSTEM AND METHOD FOR JITTER COMPENSATION IN DATA TRANSFERS Michael A. Nelson	Large	11 1/2 Maintenance Fee Assignment Recordation	6-20-2017 Not Yet Determined	BEYOND 3 YEARS $40 / $200
7,024,591	US	07-12-2002	MECHANISM FOR ENABLING ENHANCED FIBRE CHANNEL ERROR RECOVERY ACROSS REDUNDANT PATHS USING SCSI LEVEL COMMANDS William H. Moody II	Large	7 1/2 Maintenance Fee Assignment Recordation	10-4-2013 Not Yet Determined	$3600 / $100 $40 / $200
7,127,572	US	02-19-2004	CONSOLIDATION OF UNIT ATTENTIONS John F. Tyndall	Large	7 1/2 Maintenance Fee Assignment Recordation	4-24-2014 Not Yet Determined	$3600 / $100 $40 / $200
7,185,028	US	03-11-2003	DATA FILES SYSTEMS WITH HIERARCHICAL RANKING FOR DIFFERENT ACTIVITY GROUPS Ulrich Lechner	Large	7 1/2 Maintenance Fee Assignment Recordation	8-27-2014 Not Yet Determined	$3600 / $100 $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	5

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
7,251,708	US	08-07-2003	SYSTEM AND METHOD FOR MAINTAINING AND REPORTING A LOG OF MULTI-THREADED BACKUPS Steven A. Justiss	Large	7 1/2 Maintenance Fee Assignment Recordation	2-2-2015 Not Yet Determined	$3600 / $100 $40 / $200
7,254,329	US	03-05-2004	METHOD AND SYSTEM FOR MULTI-INITIATOR SUPPORT TO STREAMING DEVICES IN A FIBRE CHANNEL NETWORK Robert A. Reynolds	Large	7 1/2 Maintenance Fee Assignment Recordation	2-9-2015 Not Yet Determined	$3600 / $100 $40 / $200
7,310,696	US	01-27-2005	METHOD AND SYSTEM FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING CAPABILITIES IN A NETWORK John B. Haechten	Large	7 1/2 Maintenance Fee Assignment Recordation	6-18-2015 Not Yet Determined	$3600 / $100 $40 / $200
7,327,223	US	01-26-2005	METHOD AND SYSTEM FOR DISTRIBUTING MANAGEMENT INFORMATION OVER POWER NETWORKS Bryan Schlinger	Large	7 1/2 Maintenance Fee Assignment Recordation	8-5-2015 Not Yet Determined	$3600 / $100 $40 / $200
7,333,489	US	10-24-2000	SYSTEM AND METHOD FOR STORING FRAME HEADER DATA Michael A. Nelson	Large	7 1/2 Maintenance Fee Assignment Recordation	8-19-2015 Not Yet Determined	$3600 / $100 $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	6

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
7,350,114	US	09-01-2005	MECHANISM FOR ENABLING ENHANCED FIBRE CHANNEL ERROR RECOVERY ACROSS REDUNDANT PATHS USING SCSI LEVEL COMMANDS William H. Moody II	Large	7 1/2 Maintenance Fee Assignment Recordation	9-25-2015 Not Yet Determined	$3600 / $100 $40 / $200
7,370,173	US	01-28-2005	METHOD AND SYSTEM FOR PRESENTING CONTIGUOUS ELEMENT ADDRESSES FOR A PARTITIONED MEDIA LIBRARY Steven A. Justiss	Large	7 1/2 Maintenance Fee Assignment Recordation	11-6-2015 Not Yet Determined	$3600 / $100 $40 / $200
7,415,564	US	08-15-2007	METHOD AND SYSTEM FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING FUNCTIONALITY IN A NETWORK John B. Haechten	Large	7 1/2 Maintenance Fee Assignment Recordation	2-19-2016 Not Yet Determined	$3600 / $100 $40 / $200
7,424,075	US	07-31-2003	PSEUDORANDOM DATA PATTERN VERIFIER WITH AUTOMATIC SYNCHRONIZATION Diego F. Vila	Large	7 1/2 Maintenance Fee Assignment Recordation	3-9-2016 Not Yet Determined	$3600 / $100 $40 / $200
7,428,613	US	06-29-2004	SYSTEM AND METHOD FOR CENTRALIZED PARTITIONED LIBRARY MAPPING Steven A. Justiss	Large	7 1/2 Maintenance Fee Assignment Recordation	3-23-2016 Not Yet Determined	$3600 / $100 $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	7

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
7,447,852	US	12-22-2004	SYSTEM AND METHOD FOR MESSAGE AND ERROR REPORTING FOR MULTIPLE CONCURRENT EXTENDED COPY COMMANDS TO A SINGLE DESTINATION DEVICE Steven A. Justiss	Large	7 1/2 Maintenance Fee Assignment Recordation	5-4-2016 Not Yet Determined	$3600 / $100 $40 / $200
7,448,049	US	08-22-2003	SYSTEM AND METHOD OF SUPPORTING KERNEL FUNCTIONALITY Lisheng Xing	Large	7 1/2 Maintenance Fee Assignment Recordation	5-4-2016 Not Yet Determined	$3600 / $100 $40 / $200
7,451,291	US	01-28-2005	SYSTEM AND METHOD FOR MODE SELECT HANDLING FOR A PARTITIONED MEDIA LIBRARY Steven A. Justiss	Large	7 1/2 Maintenance Fee Assignment Recordation	5-11-2016 Not Yet Determined	$3600 / $100 $40 / $200
7,453,348	US	06-18-2007	METHOD AND SYSTEM FOR DISTRIBUTING MANAGEMENT INFORMATION OVER POWER NETWORKS Bryan Schlinger	Large	7 1/2 Maintenance Fee Assignment Recordation	5-18-2016 Not Yet Determined	$3600 / $100 $40 / $200
7,454,565	US	06-29-2004	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss	Large	7 1/2 Maintenance Fee Assignment Recordation	5-18-2016 Not Yet Determined	$3600 / $100 $40 / $200
7,500,047	US	12-03-2004	SYSTEM AND METHOD FOR PROCESSING COMMANDS John F. Tyndall	Large	7 1/2 Maintenance Fee Assignment Recordation	9-19-2016 Not Yet Determined	BEYOND 3 YEARS $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	8

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
7,505,980	US	11-07-2003	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MULTIPLE PHYSICAL MEDIA LIBRARIES John F. Tyndall	Large	7 1/2 Maintenance Fee Assignment Recordation	9-19-2016 Not Yet Determined	BEYOND 3 YEARS $40 / $200
7,508,756	US	03-28-2005	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King	Large	7 1/2 Maintenance Fee Assignment Recordation	9-26-2016 Not Yet Determined	BEYOND 3 YEARS $40 / $200
7,509,330	US	09-03-2004	APPLICATION-LAYER MONITORING OF COMMUNICATION BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing	Large	7 1/2 Maintenance Fee Assignment Recordation	9-26-2016 Not Yet Determined	BEYOND 3 YEARS $40 / $200
7,529,753	US	09-03-2004	PROVIDING APPLICATION-LAYER FUNCTIONALITY BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing	Large	7 1/2 Maintenance Fee Assignment Recordation	11-7-2016 Not Yet Determined	BEYOND 3 YEARS $40 / $200
7,552,294	US	12-22-2004	SYSTEM AND METHOD FOR PROCESSING MULTIPLE CONCURRENT EXTENDED COPY COMMANDS TO A SINGLE DESTINATION DEVICE Steven A. Justiss	Large	7 1/2 Maintenance Fee Assignment Recordation	12-23-2016 Not Yet Determined	BEYOND 3 YEARS $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	9

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
7,584,190	US	02-16-2007	DATA FILES SYSTEMS WITH HIERARCHICAL RANKING FOR DIFFERENT ACTIVITY GROUPS Ulrich Lechner	Large	7 1/2 Maintenance Fee Assignment Recordation	3-1-2017 Not Yet Determined	BEYOND 3 YEARS $40 / $200
7,584,318	US	11-02-2007	APPARATUS FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING CAPABILITIES IN A NETWORK John B. Haechten	Large	7 1/2 Maintenance Fee Assignment Recordation	3-1-2017 Not Yet Determined	BEYOND 3 YEARS $40 / $200
7,603,449	US	06-10-2002	SYSTEM AND METHOD FOR INQUIRY CACHING Stephen G. Dale	Large	7 1/2 Maintenance Fee Assignment Recordation	4-13-2017 Not Yet Determined	BEYOND 3 YEARS $40 / $200
7,711,805	US	12-22-2004	SYSTEM AND METHOD FOR COMMAND TRACKING Stephen G. Dale	Large	3 1/2 Maintenance Fee Assignment Recordation	11-4-2013 Not Yet Determined	$1600 / $100 $40 / $200
7,711,871	US	08-30-2004	INTERFACE DEVICE AND METHOD FOR COMMAND PROCESSING John B. Haechten	Large	3 1/2 Maintenance Fee Assignment Recordation	11-4-2013 Not Yet Determined	$1600 / $100 $40 / $200
7,711,913	US	04-20-2007	SYSTEM AND METHOD FOR BACKING UP EXTENDED COPY COMMANDS William H. Moody II	Large	3 1/2 Maintenance Fee Assignment Recordation	11-4-2013 Not Yet Determined	$1600 / $100 $40 / $200
7,716,406	US	03-01-2006	METHOD AND SYSTEM FOR PERSISTENT RESERVATION HANDLING IN A MULTI-INITIATOR ENVIRONMENT John F. Tyndall	Large	3 1/2 Maintenance Fee Assignment Recordation	11-12-2013 Not Yet Determined	$1600 / $100 $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	10

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
7,752,384	US	11-07-2003	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MEDIA LIBRARIES William H. Moody II	Large	3 1/2 Maintenance Fee Assignment Recordation	1-6-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,752,416	US	09-25-2008	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss	Large	3 1/2 Maintenance Fee Assignment Recordation	1-6-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,788,413	US	04-29-2005	METHOD AND SYSTEM FOR HANDLING COMMANDS REQUESTING MOVEMENT OF A DATA STORAGE MEDIUM BETWEEN PHYSICAL MEDIA LIBRARIES Steven A. Justiss	Large	3 1/2 Maintenance Fee Assignment Recordation	2-28-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,827,261	US	12-22-2004	SYSTEM AND METHOD FOR DEVICE MANAGEMENT Robert M. Griswold, Jr.	Large	3 1/2 Maintenance Fee Assignment Recordation	5-2-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,831,621	US	09-27-2007	SYSTEM AND METHOD FOR SUMMARIZING AND REPORTING IMPACT OF DATABASE STATEMENTS Kevin Banks	Large	3 1/2 Maintenance Fee Assignment Recordation	5-9-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,895,160	US	01-26-2009	APPLICATION-LAYER MONITORING OF COMMUNICATION BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing	Large	3 1/2 Maintenance Fee Assignment Recordation	8-22-2014 Not Yet Determined	$1600 / $100 $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	11

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
7,899,945	US	04-30-2010	INTERFACE DEVICE AND METHOD FOR COMMAND PROCESSING John B. Haechten	Large	3 1/2 Maintenance Fee Assignment Recordation	9-2-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,904,539	US	03-13-2009	SYSTEM AND METHOD FOR SERVICING INQUIRY COMMANDS ABOUT TARGET DEVICES IN STORAGE AREA NETWORK Stephen G. Dale	Large	3 1/2 Maintenance Fee Assignment Recordation	9-8-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,908,252	US	03-19-2008	SYSTEM AND METHOD FOR VERIFYING PATHS TO A DATABASE Matthew Eugene Landt	Large	3 1/2 Maintenance Fee Assignment Recordation	9-15-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,908,366	US	02-01-2008	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims	Large	3 1/2 Maintenance Fee Assignment Recordation	9-15-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,912,053	US	03-23-2009	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King	Large	3 1/2 Maintenance Fee Assignment Recordation	9-22-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,941,597	US	06-07-2010	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MEDIA LIBRARIES William H. Moody II	Large	3 1/2 Maintenance Fee Assignment Recordation	11-10-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,962,513	US	10-30-2006	SYSTEM AND METHOD FOR DEFINING AND IMPLEMENTING POLICIES IN A DATABASE SYSTEM David Boles	Large	3 1/2 Maintenance Fee Assignment Recordation	12-15-2014 Not Yet Determined	$1600 / $100 $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	12

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
7,971,006	US	01-28-2005	SYSTEM AND METHOD FOR HANDLING STATUS COMMANDS DIRECTED TO PARTITIONED MEDIA LIBRARY Steven A. Justiss	Large	3 1/2 Maintenance Fee Assignment Recordation	12-29-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,971,019	US	02-23-2009	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MULTIPLE PHYSICAL MEDIA LIBRARIES John F. Tyndall	Large	3 1/2 Maintenance Fee Assignment Recordation	12-29-2014 Not Yet Determined	$1600 / $100 $40 / $200
7,974,215	US	02-04-2008	SYSTEM AND METHOD OF NETWORK DIAGNOSIS Robert C. Sims	Large	3 1/2 Maintenance Fee Assignment Recordation	1-5-2015 Not Yet Determined	$1600 / $100 $40 / $200
7,975,124	US	04-16-2010	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss	Large	3 1/2 Maintenance Fee Assignment Recordation	1-5-2015 Not Yet Determined	$1600 / $100 $40 / $200
7,984,073	US	06-15-2005	SYSTEM AND METHOD FOR PROVIDING SERVICE MANAGEMENT IN A DISTRIBUTED DATABASE SYSTEM Jack Basiago	Large	3 1/2 Maintenance Fee Assignment Recordation	1-20-2015 Not Yet Determined	$1600 / $100 $40 / $200
8,156,215	US	10-29-2010	SYSTEM AND METHOD FOR DEVICE MANAGEMENT Robert M. Griswold, Jr.	Large	3 1/2 Maintenance Fee Assignment Recordation	10-13-2015 Not Yet Determined	$1600 / $100 $40 / $200
8,250,378	US	02-04-2008	SYSTEM AND METHOD FOR ENABLING ENCRYPTION Robert C. Sims	Large	3 1/2 Maintenance Fee Assignment Recordation	2-22-2016 Not Yet Determined	$1600 / $100 $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	13

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
8,271,673	US	08-09-2004	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo	Large	3 1/2 Maintenance Fee Assignment Recordation	3-18-2016 Not Yet Determined	$1600 / $100 $40 / $200
8,341,211	US	09-14-2007	SYSTEM AND METHOD FOR INQUIRY CACHING IN A STORAGE AREA NETWORK Stephen G. Dale	Large	3 1/2 Maintenance Fee Assignment Recordation	6-27-2016 Not Yet Determined	$1600 / $100 $40 / $200
11/801,809 US 2008/0282265	US	05-11-2007	METHOD AND SYSTEM FOR NON-INTRUSIVE MONITORING OF LIBRARY COMPONENTS Michael R. Foster	Large	Prosecution Assignment Recordation	Various Not Yet Determined	$2080 / $4000 $40 / $200
12/025,436 US 2009/0198737	US	02-04-2008	SYSTEM AND METHOD FOR ARCHIVE VERIFICATION Robert C. Sims	Large	Prosecution Assignment Recordation	Various Not Yet Determined	$2080 / $4000 $40 / $200
12/115,218 US 2009/0274300	US	05-05-2008	METHOD FOR CONFIGURING THE ENCRYPTION POLICY FOR A FIBRE CHANNEL DEVICE Patrick S. Tou	Large	Prosecution Assignment Recordation	Various Not Yet Determined	$2080 / $4000 $40 / $200
12/692,403 US 2010/0182887	US	01-22-2010	SYSTEM AND METHOD FOR IDENTIFYING FAILING DRIVES OR MEDIA IN MEDIA LIBRARY William H. Moody II	Large	Prosecution Assignment Recordation	Various Not Yet Determined	$2080 / $4000 $40 / $200
13/042,209 US 2011/0161584	US	03-07-2011	SYSTEM AND METHOD FOR INQUIRY CACHING IN A STORAGE AREA NETWORK Stephen G. Dale	Large	Prosecution Assignment Recordation	Various Not Yet Determined	$2080 / $4000 $40 / $200
13/091,877 US 2011/0194451	US	04-21-2011	SYSTEM AND METHOD OF NETWORK DIAGNOSIS Robert C. Sims	Large	Prosecution Assignment Recordation	Various Not Yet Determined	$2080 / $4000 $40 / $200

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	14

Patent / Application No.	Country	Filing Date	Title of Patent / First Named Inventor	Current Entity Status	Action Due	Action Due Date	Estimated Government / Attorneys’ Fees
13/312,068 US 2012/0079131	US	12-06-2011	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo	Large	Prosecution Assignment Recordation	Various Not Yet Determined	$2080 / $4000 $40 / $200
13/430,429 US 2012/0185589	US	03-26-2012	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims	Large	Prosecution Assignment Recordation	Various Not Yet Determined	$2080 / $4000 $40 / $200
13/459,720 US 2012/0221597	US	04-30-2012	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims	Large	Prosecution Assignment Recordation	Various Not Yet Determined	$2080 / $4000 $40 / $200
13/685,539 US 2013/0080568	US	11-26-2012	SYSTEM AND METHOD FOR CACHING INQUIRY DATA ABOUT SEQUENTIAL ACCESS DEVICES Stephen G. Dale	Large	Prosecution Assignment Recordation	Various Not Yet Determined	$2080 / $4000 $40 / $200
AU 737205	AU	05-29-1998	ERROR DETECTION AND RECOVERY FOR SEQUENTIAL ACCESS DEVICES IN A FIBRE CHANNEL PROTOCOL Geoffrey B. Hoese	N/A	16-18 Years Renewal Assignment Recordation	5-29-2014 - 2016 Not Yet Determined	$3360 / $1500 $0 / $500
EP 2 526 488	EP	01-18-2011	SYSTEM AND METHOD FOR IDENTIFYING FAILING DRIVES OR MEDIA IN MEDIA LIBRARY William H. Moody	N/A	Prosecution Assignment Recordation	Various Not Yet Determined	$1200 / $1000 $130 / $500

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	15

TOTALS	Action Due	Estimated Government / Attorneys’ Fees	Combined Total of Government / Attorneys’ Fees
	Prosecution for Pending Cases (11)	US $20800 / $40000 EP 1200 / $1000	$63,000
	Maintenance Fees (56)	US $187800 / $5500 AU $3360 / $1500	$198,160
	Assignment Recordation (89)	US $3480 / $17400 AU $0 / $500 EP $130 / $500	$22,010
	Organizational Cost		$275
	Annual Organizational Fees		$1,110
	Books and Records		$15,000
		GRAND TOTAL	$286,055

EXHIBIT D-2 TO AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF KIP CR P1 LP	16